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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08529
                                   ---------------------------------------------

                                 Monteagle Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  6550 Directors Parkway               Abilene, Texas                   79606
--------------------------------------------------------------------------------
       (Address of principal executive offices)                       (Zip code)

                                Carl C. Peterson

Parkway Advisors, L.P.        6550 Directors Parkway        Abilene, Texas 79606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (325) 698-3868
                                                    ----------------------------

Date of fiscal year end:        August 31, 2008
                          --------------------------

Date of reporting period:       August 31, 2008
                          --------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.     REPORTS TO STOCKHOLDERS.


                          [BACKGROUND GRAPHIC OMITTED]


                  MONTEAGLE FUNDS

                  Fixed Income Fund
                  Quality Growth Fund
                  Large Cap Growth Fund
                  Select Value Fund
                  Value Fund
                  Informed Investor Growth Fund


                  ANNUAL REPORT
                  AUGUST 31, 2008



                                                         -----------------
                                                         [GRAPHIC OMITTED]
                                                          MONTEAGLE FUNDS
                                                         -----------------

TABLE OF CONTENTS
================================================================================

LETTER FROM THE PRESIDENT.................................................    3

A DISCUSSION OF FUND PERFORMANCE..........................................    5

SUPPLEMENTARY PORTFOLIO INFORMATION.......................................   27

FINANCIAL STATEMENTS OF THE MONTEAGLE FUNDS

Schedule of Investments:

   Fixed Income Fund......................................................   33

   Quality Growth Fund....................................................   37

   Large Cap Growth Fund..................................................   41

   Select Value Fund......................................................   43

   Value Fund.............................................................   46

   Informed Investor Growth Fund..........................................   48

Statements of Assets and Liabilities......................................   50

Statements of Operations..................................................   52

Statements of Changes in Net Assets ......................................   54

Financial Highlights......................................................   60

Notes to Financial Statements.............................................   66

Report of Independent Registered Public Accounting Firm...................   75

Other Information.........................................................   76

About Your Funds' Expenses................................................   77

Trustees and Officers of the Trust........................................   80

Board Approval of Investment Sub-Advisory Agreement

   Large Cap Growth Fund..................................................   82

   Value Fund.............................................................   84

================================================================================
LETTER FROM THE PRESIDENT (UNAUDITED)
================================================================================

Dear Shareholder:

It's that time of year again and the Annual Report of the Monteagle Funds for the twelve month period ended August 31, 2008 is presented in the following pages. Please take time to read the report as it contains important information about the Monteagle Funds, including the investment advisers' reports discussing items such as the performance and the factors that influenced the performance, the investment approach and the current investment strategy for each Fund. The audited financial statements with footnotes and information about the Funds' Trustees and Officers are also included.

The Monteagle Funds continue to look for ways to bring new fund offerings to investors. Commencing with an initial public offering on April 3, 2008, the Monteagle Informed Investor Growth Fund (MIIFX) was added to the Monteagle Funds in our continuing efforts to expand our fund offerings to investors. I would like to welcome our new sub-adviser Thomas H. Fitzgerald, Jr. of T.H. Fitzgerald & Company to our team of professional investment managers. Mr. Fitzgerald brings a new and unique "Informed Investors" approach as the principal investment strategy with an investment objective of long term capital appreciation. Please refer to our website, www.monteaglefunds.com, for more detailed information regarding this new fund. Also, be sure to read the prospectus of this new fund to determine if it is appropriate for your investment objectives.

With the new fund, the Monteagle Funds have six series of investment offerings for your investment needs: Monteagle Fixed Income Fund (MFHRX), Monteagle Quality Growth Fund (MFGIX), Monteagle Large Cap Growth Fund (MEHRX), Monteagle Select Value Fund (MVEIX), Monteagle Value Fund (MVRGX) and the new Monteagle Informed Investor Growth Fund (MIIFX). Before you make an investment in one of our Funds, I encourage you to visit our website, www.monteaglefunds.com, and review a prospectus of the Fund you are interested in and review our other public informational filings to determine if the Fund is suitable for your investment needs.

Since the last annual report to our shareholders, many of you have been affected by the recent market decline, watching your investment and retirement accounts drop in value as the equity and bond markets have been dramatically affected. Many negative items continue to impact the investing environment in the U.S. and abroad. Inflation fears, sub-prime mortgage concerns and high commodity prices have roiled the markets. The fear of a recession and the expectation of lower corporate profits have added to the market uncertainty. After a brief anticipation of easing inflation concerns and the progressive reduction of the Federal Funds rate by the Federal Open Markets Committee ("FOMC") in September and October 2007, the equity market indices reached new highs on October 9, 2007. The Dow Jones Industrial Average Index reached 14,164.53 and the Standard & Poor's 500 Index reached 1,565.15. Subsequent to these record new highs, the fear of a global economic slow down, the continued rise in commodity prices and the declining confidence of the consumer put pressure on the FOMC to continue decreasing the Federal Funds rate in an effort to stimulate economic growth and bolster investor confidence. The equity markets began a decline from the October 2007 highs to the early part of March 2008. A market recovery began from the March lows and continued through the early part of May 2008. As a broadening problem in the housing and financial markets became more evident, investor confidence was again shaken. On July 15, 2008, the Dow Jones Industrial Average Index reached 10,962.54 and the

================================================================================
LETTER FROM THE PRESIDENT (UNAUDITED) (CONTINUED)
================================================================================

Standard & Poor's 500 Index reached 1,214.91 setting the lows during our fiscal year. After reaching these lows and as the price of a barrel of oil dropped to $115 from an early July 2008 high of $145, the markets began a modest move upward through the end of August 2008. Despite the declining commodity prices, tight credit market conditions were continuing to put pressure on business and consumer borrowing. Other economic indicators were continuing to show signs of slower economic growth.

Subsequent to our August 31, 2008 fiscal year end, the financial and capital markets segment of our economy began a massive decline due to the fear that homeowners were becoming unable to pay their mortgage payments because of the high costs of gasoline and commodity prices in general. As the housing market crisis continued to expand, concern about the solvency of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation caused the Federal Government to take control of these institutions effectively nationalizing them. Additionally, major investment banks, large commercial banks and large insurers began to suffer as these Financials sector stocks became the targets of short-sellers in the equity market. Also, because these financial institutions were unable to determine the market value of securities on their balance sheets, the credit markets began to stop functioning as these institutions began failing, merging or selling off segments of their businesses to raise capital. Then, with no credit available to borrowers, a fear arose that the U.S. financial markets were going to collapse as a whole. This fear spread to global markets and economies. Understanding the gravity of the matter, the U.S. Congress, at the recommendation of the Secretary of the Treasury and the Chairman of the Federal Reserve, approved a market stabilization and liquidity bill to deal with the frozen credit markets. The Federal Government has continued taking additional measures to supply the needed capital to the financial markets and has obtained commitments from foreign countries to assist in this global financial crisis as well. Only time will tell how effective these measures will be. The Monteagle Funds' asset managers are aware of these issues and are focused on managing each Fund within their respective styles and strategies to take advantage of the market opportunities that these market dynamics create.

Monteagle Funds are committed to providing you with a fund family that you can be proud to own. We strive to help you achieve your investment goals with our Fund offerings. If you have any questions about our Funds or their investment styles, feel free to give me a call. Also, if you have any investment needs we do not currently provide a solution for, give me your suggestions. For those who are new to the Fund Family, thank you for becoming part of the Monteagle Funds Family. If you are a long time investor in the Fund Family, thank you for allowing us to continue serving your investment needs.

Sincerely,

Carl C. Peterson
President

================================================================================
MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
================================================================================

HOW DID THE FUND PERFORM?

For the year ended August 31, 2008, the Monteagle Fixed Income Fund (the "Fund") had a total return of 4.94%. For the quarter ended August 31, 2008, the Fund had a total return of 0.97%; and for the six months ended August 31, 2008, the Fund had a total return of -0.24%. The Fund's benchmark index (the Lehman Brothers Intermediate U.S. Government/Credit Bond Index) had relative returns of 6.05%, 0.92%, and -0.65% for the 12 months, three months and six months, respectively. For the full year, the Fund underperformed the Intermediate Index, but has outperformed over the last three and six month periods.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The investment objective of the Fund is total return. The Fund seeks to achieve its objective of total return through price appreciation, and interest income on the bonds and other securities held.

The Fund invests in investment grade intermediate term fixed income securities and maintains an average maturity of bonds and notes (on a dollar weighted basis) generally between 3 and 8 years. Securities purchased for the Fund are high quality; specifically, rated at least Aa3 or higher by Moody's Investors Service, Inc. or AA- or higher by Standard and Poor's Ratings Group for municipal bonds and A3 or higher by Moody's Investors Service, Inc. or A- or higher by Standard and Poor's Ratings Group for corporate bonds. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities, including U.S. government securities, securities issued by agencies of the U.S. government, mortgaged-backed (and similar securities), taxable municipal bonds and corporate debt securities but no more than 70% in any one category.

The Fund's portfolio is actively managed and based on an assessment of market conditions; the average maturity of the portfolio may be lengthened or shortened in an effort to maximize total return. Furthermore, the Fund's portfolio holdings may vary across market sectors in order to maximize total return within the scope of permitted investments defined by the Fund's prospectus. The Fund may achieve capital appreciation by owning bonds of longer duration (maturity) when interest rates are declining, and by owning bonds of shorter duration (maturity) when interest rates are rising, to protect against loss of principal. For this purpose, the Fund uses a proprietary "Bond Market Watch" model to evaluate macroeconomic indicators and, based on this evaluation, attempts to anticipate interest rate changes.

In addition, the Fund may achieve capital (price) appreciation if the credit quality of corporate and municipal bonds improves, making the associated scheduled interest payments more certain, thereby creating greater demand for such bonds. The Fund may also achieve increased interest income by purchasing bonds that have associated call options that are exercisable by the issuer of these securities. In exchange for issuing securities that give the issuer the right to refund the par value prior to the stated maturity, the issuer must compensate potential buyers of these securities with higher interest payments. Based on management's assessment of the value of the associated option inherent with these securities, the Fund may overweight its holdings of these securities, namely callable U.S. government agency bonds or mortgage-backed securities. These securities may be less sensitive to moderate increases or decreases in the general level of interest rates. Therefore, the associated capital appreciation or depreciation of these securities may also be limited, helping to preserve capital.

================================================================================
MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
================================================================================

WHAT INFLUENCED THE FUND'S PERFORMANCE?

During the 12 months ended August 31, 2008, the Fund improved on the 4.68% return realized the previous year. Over the past year the major factors contributing to the Fund's performance were:

      o Easing of monetary policy from 5.25% on September 1, 2007 to 2.00% as of August 31, 2008 (significant decreases in Fed Funds rate by the Federal Reserve Bank)

      o Increasing inflation over the year with CPI increasing approximately 5% since August, 2007 and core inflation (taking out food and energy) increasing approximately 2.5% during that same period

      o Slowing economic growth primarily due to rising energy prices and the continued negative effects of housing and housing related industries (including financial institutions)

      o The deterioration of global financial markets which caused concern about liquidity, credit risk, and a general lack of confidence in the capital markets

The Federal Reserve began easing monetary policy in response to the lack of liquidity associated with the sub-prime and CDO Mortgage related problems. On September 18, 2008, the FOMC (Federal Open Market Committee) lowered the overnight Federal Funds target rate by 50 basis points (0.5%) to 4.75%, and again by 25 basis points (0.25%) on October 31.

With expectations for a quick economic rebound dwindling, it was clear that the capital markets were re-evaluating the risk premiums they required under the changing economic conditions. This was the start of a cyclical "de-leveraging" (debt reduction) process that was taking place in the banking sector.

The Fund's performance in the 1st quarter of the fiscal year was very strong on the continued news of weakness in the economy and the uncertainty surrounding the sub-prime mortgage market. Performance relative to the benchmark index was negatively impacted by being underweighted U.S. Treasury securities, which was the top performing sector for the quarter. At the same time, the Fund's performance was helped by its overweighting of U.S. Government Agencies and underweighting of corporate bonds, especially those of financial institutions.

During the second fiscal quarter, the FOMC lowered the Federal Funds rate by a total of 1.50% in three separate policy interventions to address the continuation of the weakening economy. Second quarter performance for the Fund continued to be strong, following on the back of a very good first quarter. During the quarter we increased our allocation of corporate bonds by 3% from 28% to 31%, while decreasing Government bond allocation to 48% from 50%. These allocation changes had a relatively slight negative effect on overall performance versus the benchmark.

By the beginning of March, the Federal Reserve had already lowered rates 5 times; however, market deterioration and economic weakness compelled them to continue to do so. They lowered the Fed Funds rate by 75 basis points on March 18th and by 25 basis points on April 30th. By the end of April, the Fed Funds rate was down to 2.00%. Increases in commodity prices raised inflation expectations for our economy. We appeared to be facing inflation, coupled with a stagnant

================================================================================
MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
================================================================================

economy, better known as "stagflation." After two strong quarters, 3rd quarter performance was comparatively weak. However the Fund's portfolio returns for the 3rd quarter outperformed those of the benchmark by 0.35%.

The final quarter of the fiscal year can only be characterized as one of volatility for both stocks and bonds. However, after a weak 3rd quarter, the 4th quarter rebounded with positive performance. This quarter's good relative performance was due to a number of factors including the Fund's underweighting of the Financials sector, prudent purchases of mortgage-backed securities, tactical Treasury trades, a consistently high credit quality, and an overall increase in duration.

WHAT IS THE FUND'S STRATEGY?

The Fund will continue to invest in high quality intermediate term fixed income securities generally between 3 and 8 years in maturity. The Fund will continue to monitor economic conditions through the use of a proprietary model in an attempt to anticipate interest rate changes and lengthen or shorten the duration of the Fund's portfolio of securities to maximize total return while attempting to reduce risk. The Fund will also actively manage portfolio holdings across market sectors in order to maximize total return within the scope of permitted investments defined by the Fund's prospectus. While we have taken prudent steps to diversify the Fund's assets by limiting exposure to the credit risk associated with any one specific issuer or market sector, those risks cannot be completely eliminated without affecting long-term Fund performance. We are aware of the systemic risks that are present in our economy today and are hopeful that the appropriate government policies will be taken to avoid further economic deterioration.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other important information. To obtain a copy of the Fund's prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser's current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

================================================================================
MONTEAGLE FIXED INCOME FUND
PERFORMANCE
AUGUST 31, 2008 (UNAUDITED)
================================================================================

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                  IN MONTEAGLE FIXED INCOME FUND AND THE LEHMAN
               BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX

                              [LINE GRAPH OMITTED]

                                               LEHMAN BROTHERS
                 MONTEAGLE FIXED               INTERMEDIATE U.S.
                   INCOME FUND              GOVERNMENT/CREDIT INDEX
               ------------------           -----------------------

               DATE        VALUE               DATE        VALUE
               ----       -------              ----       -------
               12/20/99   $10,000              12/20/99   $10,000
               02/29/00    10,004              02/29/00    10,040
               08/31/00    10,464              08/31/00    10,517
               02/28/01    11,425              02/28/01    11,292
               08/31/01    11,852              08/31/01    11,809
               02/28/02    12,207              02/28/02    12,150
               08/31/02    12,800              08/31/02    12,724
               02/28/03    13,251              02/28/03    13,356
               08/31/03    13,192              08/31/03    13,392
               02/29/04    13,661              02/29/04    13,970
               08/31/04    13,654              08/31/04    14,070
               02/28/05    13,633              02/28/05    14,106
               08/31/05    13,889              08/31/05    14,429
               02/28/06    13,793              02/28/06    14,388
               08/31/06    13,999              08/31/06    14,698
               02/28/07    14,369              02/28/07    15,179
               08/31/07    14,654              08/31/07    15,512
               02/29/08    15,415              02/29/08    16,557
               08/31/08    15,378              08/31/08    16,450

           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (for periods ended August 31, 2008)

                                                                    Since
                                             1 Year    5 Years   Inception(b)
                                             ------    -------   ------------

   Monteagle Fixed Income Fund                4.94%      3.11%      5.07%
   Lehman Brothers Intermediate
      U.S. Government/Credit Bond Index       6.05%      4.20%      5.89%
--------------------------------------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (December 20, 1999) through August 31, 2008.

================================================================================
MONTEAGLE QUALITY GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
================================================================================

HOW DID THE FUND PERFORM?

For the twelve months ended August 31, 2008, Monteagle Quality Growth Fund (the "Fund") reported a total return of -4.30 percent. The S&P 500 Index and the Russell 1000 Growth Index, the Fund's two benchmarks, had total returns of -11.14 percent and -6.77 percent, respectively, for the same period. The Fund's net asset value as of August 31, 2008 was $8.46 versus $8.84 as of August 31, 2007.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The Fund utilizes a growth style, investing primarily in domestic, high quality companies believed to have above-average sustainable and/or accelerating growth with an ability to exceed earnings expectations over time. The underlying belief is that high quality companies outperform over time with less risk. Various quality rankings and other metrics which demonstrate quality, including earnings consistency, are evaluated carefully before a stock is added to the portfolio. The Fund employs a proprietary screening process and bottom-up work to construct portfolios. However, portfolio constraints are established to ensure sufficient diversification by sector as well as by market capitalization. The underlying belief is that diversification provides for greater control of risk in the portfolio, while allowing freedom in individual stock selection. The screening process is designed to identify stocks with rising expectations, as the Fund looks to invest in securities whose growth potential is generally underestimated by the market. Holdings generally have a market capitalization of at least $2 billion, with about 65% to 75% of the portfolio in stocks of over $18 billion.

Compared to the S&P 500 Index, the portfolio will typically have a lower dividend yield, a higher price/earnings ratio and a higher expected earnings growth rate.

WHAT INFLUENCED THE FUND'S PERFORMANCE?

Over the course of the twelve months ended August 31, 2008, equities have been greatly impacted by the negative effects of a meltdown in the credit markets that began in the summer of 2007 and has only worsened since that time. Problems that first emerged in the subprime mortgage space have since spread across the full spectrum of the credit markets, resulting in ever-increasing asset writedowns at financial firms in the U.S. and around the world. Although the Fed lowered rates several times in late 2007 and early 2008, this was not enough to alleviate the financial distress. Though the effects of the distressed credit market were felt first in consumer and financial sectors, companies across all sectors came to feel the impact in terms of declining operating outlooks. Finally, despite the fact that the domestic economy has yet to officially enter into recession, economic readings related to employment and manufacturing trends have been decidedly disappointing over the past year.

Although the Fund definitely felt the impact of the difficult economic environment and continued deterioration of the credit markets over the fiscal year ended August 31, 2008, performance on a relative basis was strong relative to the benchmarks. Two dynamics resulting from the stressed market environment played favorably to the strengths of the Fund. First, with the lack of easy credit availability, private equity firms have been virtually non-existent on the acquisition front. As a result, investors shifted their focus away from identifying the next potential take-out target and

================================================================================
MONTEAGLE QUALITY GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
================================================================================

back towards companies exhibiting strong fundamentals, such as sustainable earnings growth and an ability to beat analysts' expectations. As these are just the type of companies that populate the Fund, this dynamic has and should continue to play out favorably for the Fund going forward.

The second favorable dynamic had to do with a shift in market leadership back toward higher quality securities during this time of economic deceleration and heightened market volatility. The stocks of large, high quality companies tend to perform better than the broader market during periods of greater volatility such as we have seen recently. We expect this greater volatility to remain in place as we move into 2009 and believe it will continue to play favorably for the high quality companies that are held by the Fund.

During the first six months of the fiscal year just ended, the stock market was under constant downside pressure due to the backdrop of disappointing economic readings and financial sector woes that culminated in the collapse of Bear Stearns in late February. By the end of February 2008, the stock market had declined for four consecutive months. The best performing sectors of the market were the Materials, Energy, and Consumer Staples sectors while the worst performance was delivered by stocks within the Consumer Discretionary, Financials, and Information Technology sectors.

For this six month period ended February 29, 2008, the Fund's portfolio outperformed when compared to both the Russell 1000 Growth Index and the S&P 500 Index. Strong earnings delivery relative to expectations from holdings across the portfolio was the key factor behind the outperformance. The portfolio experienced strong relative returns from holdings within Energy, Materials, Consumer Discretionary, Health Care, and Information Technology. Stock holdings within the Financials and Industrials sectors underperformed their respective sectors in the benchmark. Overall, stock selection was the driving factor during this period as sector allocation had virtually zero impact on relative performance.

During this period, stocks that significantly contributed positively to returns were Monsanto (agricultural technology, up 66%), Apache (oil & natural gas exploration, up 49%), and Peabody Energy (coal mining & production, up 43%). Significant negative contributors included J. C. Penny (department stores, down 42%), NII Holdings (wireless communication services, down 42%), and Franklin Resources (asset management, down 28%).

The second half of the fiscal year began with a rally, thanks in no small part to the aggressive actions taken by the Federal Reserve to lower short-term interest rates and open up other avenues of liquidity to commercial and investment banks alike. However, following a meaningful run-up in energy and other commodity prices, inflationary concerns joined financial sector woes and moderating corporate earnings expectations as factors that took the wind out of the recovery's sails. Despite energy prices retreating late in the fiscal year, by the end of August the market had given back its gain and ended in slightly negative territory. For the last six months of the year, the best performing sectors of the market were the Telecommunications, Information Technology, and Consumer Staples. The worst performing sectors during this period were the Financials, Utilities, and Industrials sectors.

================================================================================
MONTEAGLE QUALITY GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
================================================================================

For the six month period ended August 31, 2008, the Fund's portfolio once again outperformed both the Russell 1000 Growth Index and the S&P 500 Index. Though the continued fears related to the direction of the economy were indeed beneficial to the higher quality companies held in the portfolio, the primary driver of strong relative performance during this period was the strong earnings results delivered by portfolio holdings relative to investors' expectations. Relative performance was particularly strong in Energy, Information Technology, and Health Care while holdings within Financials and Consumer Staples lagged during the period.

During this period, stocks that significantly contributed to returns were Western Union (money transfer, up 33%), Amphenol (electronic components, up 29%), and SPX (power infrastructure and flow products, up 17%). Significant negative contributors included Merrill Lynch (investment banking, down 41%), Viacom (cable programming/films, down 25%), and Prologis Trust (industrial distribution centers, down 19%).

WHAT IS THE FUND'S STRATEGY?

The Fund will continue to focus on maintaining a diversified portfolio of high quality companies delivering sustainable above-market earnings growth as well as companies that the Fund's sub-adviser believes are poised to experience meaningful acceleration in earnings growth relative to expectations. The investment manager believes the companies that can exceed expectations in the form of positive earnings surprises will be well rewarded in the current investment environment.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other important information. To obtain a copy of the Fund's prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser's current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

================================================================================
MONTEAGLE QUALITY GROWTH FUND
PERFORMANCE
AUGUST 31, 2008 (UNAUDITED)
================================================================================

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
               IN MONTEAGLE QUALITY GROWTH FUND, THE S&P 500 INDEX
                        AND THE RUSSELL 1000 GROWTH INDEX

                              [LINE GRAPH OMITTED]

                                                                RUSSELL
  MONTEAGLE QUALITY                    S&P                    1000 GROWTH
     GROWTH FUND                    500 INDEX                    INDEX
---------------------        ---------------------        ----------------------

DATE           VALUE         DATE           VALUE         DATE           VALUE
----          -------        ----          -------        ----          -------
08/31/98      $10,000        08/31/98      $10,000        08/31/98      $10,000
02/28/99       13,566        02/28/99       13,029        02/28/99       13,789
08/31/99       14,322        08/31/99       13,982        08/31/99       14,833
02/29/00       16,734        02/29/00       14,557        02/29/00       18,166
08/31/00       18,228        08/31/00       16,264        08/31/00       19,794
02/28/01       14,190        02/28/01       13,363        02/28/01       12,512
08/31/01       12,868        08/31/01       12,298        08/31/01       10,823
02/28/02       12,919        02/28/02       12,092        02/28/02       10,562
08/31/02       10,724        08/31/02       10,085        08/31/02        8,424
02/28/03       10,014        02/28/03        9,349        02/28/03        7,857
08/31/03       11,744        08/31/03       11,301        08/31/03        9,609
02/29/04       12,605        02/29/04       12,951        02/29/04       10,779
08/31/04       11,744        08/31/04       12,596        08/31/04       10,124
02/28/05       12,730        02/28/05       13,854        02/28/05       10,900
08/31/05       13,006        08/31/05       14,178        08/31/05       11,353
02/28/06       13,599        02/28/06       15,018        02/28/06       11,932
08/31/06       13,125        08/31/06       15,437        08/31/06       11,770
02/28/07       13,852        02/28/07       16,816        02/28/07       12,893
08/31/07       14,970        08/31/07       17,773        08/31/07       13,854
02/29/08       14,208        02/29/08       16,210        02/29/08       12,944
08/31/08       14,327        08/31/08       15,794        08/31/08       12,916

           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (for periods ended August 31, 2008)

                                            1 Year     5 Years     10 Years
                                            ------     -------     --------
      Monteagle Quality Growth Fund          -4.30%      4.06%       3.66%
      S&P 500 Index                         -11.14%      6.92%       4.68%
      Russell 1000 Growth Index              -6.77%      6.09%       2.59%
--------------------------------------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

================================================================================
MONTEAGLE LARGE CAP GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
================================================================================

HOW DID THE FUND PERFORM?

For the year ended August 31, 2008, the Monteagle Large Cap Growth Fund (the "Fund") reported a total return of negative 12.78 percent. The S&P 500 Index lost 11.14 percent, and the Russell 1000 Growth Index was down 6.77 percent during the same time frame. During that time, the Fund's net asset value fell from $7.20 to $6.28 per share.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The Fund's investment philosophy is that high quality, growing companies outperform broad market indices over full market cycles. Companies are identified using a strict application of a combined quantitative and qualitative strategy. The quantitative strategy screens the universe of larger capitalization companies (over $5 billion market capitalization) for stable, above market earnings growth, above market return on equity and attractive relative valuation. Companies meeting the quantitative criteria are then further analyzed for the characteristics of high quality companies, including superiority in management, products, distribution, access to markets and business plan implementation. The Fund holds between 25 and 35 securities and holdings are diversified to include no more than 2 times the S&P 500's weighting for any particular sector. Holdings are generally equally weighted, and are trimmed back when a position size exceeds 6% of the total portfolio.

WHAT INFLUENCED THE FUND'S PERFORMANCE?

While the year that ended August 31, 2007 was a good year for high quality growth stocks, the year just ended on August 31, 2008 has been anything but. The Fund ended the last 4 months of 2007 (8/31/07-12/31/07) on a positive note - up about 5% to a flat return for the S&P 500 Index. However, the start of calendar year 2008 brought a sharp drop in stock values, especially to the high quality growth stocks in the Fund. In January alone, the Fund lost 12% as some of the Fund's better performing names of 2007, like Apple, Inc., were hit very hard.

For the first six months of calendar year 2008, only two sectors - Energy and Materials -had positive returns. During the same period, the S&P 500 suffered a 28.2% earnings decline, while the Index lost 12% in price. These dismal numbers don't quite tell the whole story. Of the ten S&P sectors, only two showed substantial earnings decline - Financials and Consumer Discretionary. Seven of the other eight sectors showed year-over-year earnings growth, and in some cases that growth was substantial. The Technology sector, for example, showed an earnings growth rate of 20%, yet the stocks in that sector declined over 13% by the midpoint of 2008.

While the Fund modestly underperformed the S&P 500 for the year ended August 31, 2008, the Fund's larger underperformance as compared to the Russell 1000 Growth Index was largely a result of the Fund's underweight position in Energy, and the Fund's overweight position in Financials, relative to that index. For much of the year the primary market story was the sharp rise in commodity prices, especially the price of oil. The Russell 1000 Growth Index, somewhat counterintuitively, has a large weight in Energy and Materials stocks (about 20% at mid-year), and a small weight in Financials stocks. As oil prices skyrocketed, and the breadth of the financial meltdown started to become apparent, the Russell 1000 Growth Index was a beneficiary. Since mid-year the price of oil has declined precipitously, and the Fund has performed well against the Russell 1000 Growth Index as oil and commodity related stocks have pulled back sharply.

================================================================================
MONTEAGLE LARGE CAP GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
================================================================================

WHAT IS THE FUND'S STRATEGY?

The Fund's primary strategy has always been to focus on quality companies with the best long term growth prospects. While this strategy was successful in 2004, 2005 and 2007, the Fund underperformed in 2006, and has underperformed year-to-date 2008.

It has been a frustrating year for the high quality companies owned by the Fund. On an operational basis they continue to perform exceedingly well. As of September 15th, the companies owned by the Fund have seen an increase in earnings of 30% in the past year, an outstanding number by any measure, but especially strong considering the S&P's overall earnings fell 24% over the same period (mostly on writedowns in financial companies). Going forward, the companies owned by the Fund are expected to grow their earnings more than twice that of the general market. The Fund's portfolio, with names like McDonald's, Disney, Microsoft, Procter & Gamble and Wal-Mart, includes a "who's-who" of American industry and business.

This has been a year (so far) unlike any other in market history. Financial titans like Lehman Brothers, who survived the Great Depression, are no more. Fannie Mae and Freddie Mac have been taken over outright by the Government, while AIG has been forced to take a loan on highly unfavorable terms to survive. Washington Mutual has failed, and Wachovia's assets have been sold. Merrill Lynch has been acquired by Bank of America, and the two remaining "investment" banks - Morgan Stanley and Goldman Sachs - have reorganized as traditional banks. The financial landscape has forever changed.

One of our main priorities this year had been avoiding the highly troubled names, which we have done thus far mostly successfully in the Fund. We will continue our conservative focus on attractively valued, growing companies which, given time and better market psychology, should be rewarded.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other important information. To obtain a copy of the Fund's prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser's current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

================================================================================
MONTEAGLE LARGE CAP GROWTH FUND
PERFORMANCE
AUGUST 31, 2008 (UNAUDITED)
================================================================================

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN MONTEAGLE LARGE CAP GROWTH FUND AND THE S&P 500 INDEX

                              [LINE GRAPH OMITTED]

                    MONTEAGLE
                    LARGE CAP                          S&P
                   GROWTH FUND                      500 INDEX
                   -----------                      ---------

               DATE        VALUE               DATE         VALUE
               ----       -------              ----        -------
               01/18/00   $10,000              01/18/00    $10,000
               02/29/00     9,430              02/29/00      9,404
               08/31/00     9,920              08/31/00     10,507
               02/28/01     7,562              02/28/01      8,633
               08/31/01     6,702              08/31/01      7,944
               02/28/02     6,042              02/28/02      7,812
               08/31/02     4,622              08/31/02      6,515
               02/28/03     4,221              02/28/03      6,040
               08/31/03     4,992              08/31/03      7,301
               2/29/2004    5,615              2/29/2004     8,366
               8/31/2004    5,435              8/31/2004     8,137
               2/28/2005    5,876              2/28/2005     8,950
               8/31/2005    6,276              8/31/2005     9,159
               2/28/2006    6,897              2/28/2006     9,702
               8/31/2006    6,026              8/31/2006     9,973
               2/28/2007    6,596              2/28/2007    10,863
               8/31/2007    7,207              8/31/2007    11,482
               2/29/2008    6,406              2/29/2008    10,472
               8/31/2008    6,286              8/31/2008    10,203

           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (for periods ended August 31, 2008)
                                                                     Since
                                            1 Year     5 Years    Inception(b)
                                            ------     -------    ------------

      Monteagle Large Cap Growth Fund       -12.78%      4.72%       -5.24%
      S&P 500 Index                         -11.14%      6.92%        0.23%
--------------------------------------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (January 18, 2000) through August 31, 2008.

================================================================================
MONTEAGLE SELECT VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
================================================================================

HOW DID THE FUND PERFORM?

For the year ended August 31, 2008, Monteagle Select Value Fund (the "Fund") had a total return of -14.01%. The S&P 500 Index (the "Index") had a total return of -11.14% for the same period. The Fund's net asset value per share as of August 31, 2008 is $11.63 versus $15.67 at August 31, 2007.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The Fund's investment goal is long-term capital appreciation. The Fund uses a "value investing" style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be under-priced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures. The Fund's Adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations. The Adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500 Index. In selecting stocks, the Fund's Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. Additionally, the Adviser will have the Fund hold between 40 and 60 equities and diversify its holdings across numerous industries, generally limiting issues in any one industry to five securities or less. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average. Also, value stocks tend to have a beta (a measure of the stocks price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

WHAT INFLUENCED THE FUND'S PERFORMANCE?

During the twelve months ended August 31, 2008, the Fund's performance was affected by various world and domestic concerns including high oil and commodity prices, Federal Funds rate activity, a dramatic decline in the domestic housing market and the realization of a sub-prime mortgage market breakdown as well as a growing concern of a complete failure of the financial markets and the increasing signs of a possible recession for the U.S. and global economies. During the period, the equity markets reached new all-time highs for the Dow Jones Industrial Average (14,164.53 on October 9, 2007) and the S&P 500 (1565.15 on October 9, 2007) indices only to be followed by significant declines in the indexes precipitated by sharp sell-offs of worldwide and domestic equity markets. The realization of a sub-prime mortgage crisis and the growing signs of a recession moved the Federal Open Markets Committee of the Federal Reserve to begin lowering the Fed Funds rate to protect against a slowing economy and to generate liquidity for financial institutions. These factors contributed to a market environment that proved difficult for the Fund given its focus of a "value style, reversion-to-the-mean" strategy which typically thrives in a growing economic environment. The Fund compares its performance to the S&P 500 Index. As of August 31, 2008 all ten economic sectors of the Index had negative returns ranging from a -3.19% in Consumer Staples to a -21.72% in Telecommunications Services. The Fund was affected by these declines because the Fund generally invests in all of the ten economic sectors of the Index.

================================================================================
MONTEAGLE SELECT VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
================================================================================

For the fiscal quarter ended November 30, 2007, the Fund's return under-performed the S&P 500 Index's return. The Fund experienced a -2.82% return versus a 0.98% return for the Index. The Fund continued to be significantly invested in equities which represented 94.9% of the assets with cash representing the remaining 5.1% of the assets.

Subprime mortgage issues led to a widespread credit crunch and impacted the financial industry heavily. As volatility in the market increased, investors headed for bigger, more globally diversified companies.

During the quarter, the Fund's portfolio performance was positively affected by its stock picks in the Consumer Staples and Materials sectors and negatively affected by its stock picks in the Financials, Energy, and Consumer Discretionary sectors. Stocks contributing positively to the Fund's performance were Genzyme Corp. (+20.06%), Newmont Mining (+17.58%), and UnitedHealth Group, Inc. (+9.98%). Stocks contributing negatively to the Fund's performance were CIT Group (-27.47%), Transocean, Inc. (-25.77%), and Kohl's Corp. (-13.75%).
Positively affecting the Fund were purchases in the quarter to provide additional exposure within the Consumer Staples and Materials sectors. Also, disposals that positively affected the Fund included Aetna, Inc. (58.78% gain from cost) and Paychex, Inc. (11.19% gain from cost). These disposals took advantage of the recent market movements in the Consumer Discretionary sector and Paychex, Inc.'s recent significant price appreciation. The Fund continued its asset allocation across all sectors of the Index. The Fund was overweight in Information Technology, Health Care, and the Consumer Discretionary sectors as compared to the Index.

For the quarter ended February 29, 2008, the Fund's return under-performed the S&P 500 Index's return. The Fund experienced a -10.36% return versus a -9.68% return for the Index. The Fund continued to be heavily invested in equities which represented 96.6% of the assets with cash representing the remaining 3.4% of the assets.

Subprime mortgage issues continued to lead a widespread credit crunch which impacted the financial industry heavily. In response to the stress on the economy generated from a collapse in the housing sector, the Federal Reserve aggressively lowered the Federal Funds rate from 4.5% at the beginning of the quarter to 3.00% at the end of the quarter. Commodity prices continued to contribute to the risk of economic growth as per barrel oil prices jumped over $100 per barrel. As the fear of inflation and possible recession continued, gold prices increased to over $970 per ounce. The Fund's performance was negatively impacted by its holdings in the Financials sector during this quarter. The major indices were expected to remain volatile for the remainder of 2008 as expectations of continued write-downs of assets in the Financials sector would take place and the negative pressure on corporate earnings increased. These challenges presented opportunities to average-into the portfolio holdings of the Fund under the Fund's investment strategy.

As of the end of the quarter, the portfolio holdings were invested in all sectors of the Index with the largest allocations in the Information Technology (15.7%), Financials (14.7%), Health Care (14.1%) and Energy sectors (11.1%). The Fund's portfolio performance was positively affected by its stock picks in the Information Technology, Materials and Energy sectors and negatively affected by its stock picks in the Telecommunications Services, Information Technology and Financials sectors. Stocks contributing positively to the portfolio's performance were QLogic

================================================================================
MONTEAGLE SELECT VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
================================================================================

Corp. (+17.23%), Nucor Corp. (+14.94%) and Rowan Companies, Inc. (+13.87%). Stocks contributing negatively to the portfolio's performance were Sprint Nextel (-44.90%), Motorola, Inc. (-37.57%) and Wachovia Corp. (-25.69%). During the quarter, several of the Fund's holdings were sold and the proceeds were reinvested in various current positions in order to utilize dollar cost averaging. Additionally new securities were added to the portfolio holdings in a effort to re-weight the sector allocations of the overall portfolio. The Fund continues to be allocated across all sectors of the Index. The Fund was overweight in Information Technology, Telecommunications Services, Health Care and the Materials sectors as compared to the Index.

For the quarter ended May 31, 2008, the Fund's return under-performed the S&P 500 Index's return. The Fund experienced a 4.03% return versus a 5.77% return for the Index. The portfolio continued to be heavily invested in equities which represented 96.3% of the assets with cash representing the remaining 3.7% of the assets.

Subprime mortgage issues continued to lead a widespread credit crunch and were impacting the financial industry heavily. In response to the stress on the economy generated from a collapse in the housing sector, the Federal Reserve lowered the Federal Funds rate from 3% at the beginning of the quarter to 2.00% at the end of the quarter. Commodity prices continued to contribute to the risk of economic growth as per barrel oil prices jumped over $130 per barrel within the quarter. As the fear of inflation and possible recession, gold prices increased to over $1,000 per ounce, falling to less than $900 by the conclusion of the quarter. Once again, the Fund's performance was negatively impacted by its holdings in the Financials sector during the quarter. The major indices were still expected to remain volatile for the remainder of 2008 as expectations of continued write-downs of assets in the Financials sector would take place and the negative pressure on corporate earnings increased. These challenges presented opportunities to average-into the portfolio holdings of the Fund under the Fund's investment strategy.

As of the end of the quarter, the portfolio holdings were invested in all sectors of the Index with the largest allocations in the Information Technology (16.4%), Materials sectors (14.2%), Consumer Discretionary (13.2%) and Energy (12.4%). The Fund's portfolio performance was positively affected by its stock picks in the Information Technology, Industrials and Energy sectors and negatively affected by its stock picks in the Health Care and Financials sectors. Stocks contributing positively to the portfolio's performance were Dover Corp. (+30.14%), Halliburton Co. (+26.76%) and Intel Corp. (+15.97%). Stocks contributing negatively to the portfolio's performance were CIT Group (-47.37%), UnitedHealth Group, Inc. (-20.06%) and Bank of America Corp. (-14.42%). During the quarter, several of the portfolio holdings were sold and the proceeds were reinvested in various current positions to utilize dollar cost averaging. Additionally, new securities were added to the portfolio holdings in order to re-weight the sector allocation of the overall portfolio. The Fund continued to be allocated across all sectors of the Index and was overweight in Information Technology, Energy, Consumer Discretionary and the Materials sectors as compared to the Index.

For the quarter ended August 31, 2008, the Fund's return outperformed the S&P 500 Index's return. The Fund experienced a -5.12% return versus a -7.89% return for the Index. The Fund continued to be heavily invested in equities which represented 87.8% of the assets with cash representing 1.3% of the assets. As of the quarter-end, the remaining 10.9% of the assets were

================================================================================
MONTEAGLE SELECT VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
================================================================================

invested in a short-term fixed-income agency discount note. This was purchased only days prior to the end of the quarter to act as a temporary hedge against the deteriorating equity market and to preserve the Fund's cash position outside of money market accounts.

Many issues still remained within the markets and economy. The financial industry continued to face sub-prime related issues which lead the on-going credit crunch and liquidity crisis. Consolidation within the Financials sector occurred in the quarter as JPMorgan Chase acquired Bear Stearns with third-party assistance from the Federal Government. Additionally, Countrywide Financial sought shelter under Bank of America in an attempt to avoid bankruptcy. The Federal Reserve maintained the Federal Funds rate at 2% throughout the quarter, where it was expected to remain for the balance of the calendar year. Commodities exhibited significant volatility through-out the quarter. Oil prices continued to rise, reaching record highs of $145.29 per barrel, subsequently falling roughly 20% to end the quarter around $115. Gold prices attempted to test record levels, reaching a high price of $978.70, then falling approximately 20% before settling out the quarter at $831.20. The Fund's performance was negatively impacted by its holdings in the Financials and Materials sectors during this quarter. The major indices were still expected to remain volatile for the remainder 2008 as expectations of continued write-downs of assets in the Financials sector would take place and the negative pressure on corporate earnings increased. These challenges presented opportunities to average-into the portfolio holdings of the Fund under the Fund's investment strategy.

As of the end of the quarter, the portfolio holdings were invested in all sectors of the Index except the Utilities sector, with the largest allocations in the Information Technology (18.4%), Consumer Discretionary (13.8%) and the Industrials (11.1%) sectors. The Fund's portfolio performance was positively affected by its stock picks in the Information Technology and Consumer Staples sectors and negatively affected by its stock picks in the Energy and Telecommunications Services sectors. Stocks contributing positively to the portfolio's performance were Jabil Circuit (+32.55%), QLogic Corp. (+18.30%) and Kohl's Corp. (+9.75%). Stocks contributing negatively to the portfolio's performance were Key Corp. (-37.59%), Ashland, Inc. (-23.62%) and AT&T Corp. (-19.82%). During the quarter, several of the portfolio holdings were sold and a portion of the proceeds were reinvested in various new positions. Additionally, as mentioned above, a short-term fixed income agency discount note was purchased to act as a hedge for the Fund and to move cash out of its money market funds. The Fund is allocated across all sectors of the Index, with the exception of the Utilities sector and remained overweight in the Information Technology, Consumer Discretionary and Industrials sectors as compared to the Index.

WHAT IS THE FUND'S STRATEGY?

The Fund will continue to concentrate on equities contained in the S&P 500 Index which generally consist of large name brand corporations with good fundamentals and broad product diversification. The Fund's Adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its "value investing" approach valuation model; thereby, allowing the market's volatility to identify those securities that become under-valued and are poised to be the next performers in the market. Sector allocation in the Fund's portfolio will primarily be determined by which companies are available for purchase under the reversion-to-

================================================================================
MONTEAGLE SELECT VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
================================================================================

the-mean selection criteria. It is anticipated that the Fund will hold higher levels of cash during extended periods of market uncertainty and will selectively invest the cash into equities identified by the primary investment strategy as opportunities present themselves.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other important information. To obtain a copy of the Fund's prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Discussion of Fund Performance seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

================================================================================
MONTEAGLE SELECT VALUE FUND
PERFORMANCE
AUGUST 31, 2008 (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
              IN MONTEAGLE SELECT VALUE FUND AND THE S&P 500 INDEX

                              [LINE GRAPH OMITTED]

                MONTEAGLE SELECT                      S&P
                   VALUE FUND                      500 INDEX
               ------------------              ------------------

               DATE        VALUE               DATE        VALUE
               ----       -------              ----       -------
               08/31/98   $10,000              08/31/98   $10,000
               02/28/99    11,473              02/28/99    13,029
               08/31/99    12,237              08/31/99    13,982
               02/29/00    10,225              02/29/00    14,557
               08/31/00    11,291              08/31/00    16,264
               02/28/01    13,403              02/28/01    13,363
               08/31/01    14,128              08/31/01    12,298
               02/28/02    14,660              02/28/02    12,092
               08/31/02    13,295              08/31/02    10,085
               02/28/03    11,880              02/28/03     9,349
               08/31/03    14,906              08/31/03    11,301
               02/29/04    17,448              02/29/04    12,951
               08/31/04    17,587              08/31/04    12,596
               02/28/05    19,354              02/28/05    13,854
               08/31/05    19,248              08/31/05    14,178
               02/28/06    19,972              02/28/06    15,018
               08/31/06    20,645              08/31/06    15,437
               02/28/07    22,664              02/28/07    16,816
               08/31/07    23,785              08/31/07    17,773
               02/29/08    20,721              02/29/08    16,210
               08/31/08    20,452              08/31/08    15,794

           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                      (for periods ended August 31, 2008)

                                            1 Year      5 Years    10 Years
                                            ------      -------    --------
      Monteagle Select Value Fund           -14.01%      6.53%       7.42%
      S&P 500 Index                         -11.14%      6.92%       4.68%
--------------------------------------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

================================================================================
MONTEAGLE VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
================================================================================

HOW DID THE FUND PERFORM?

For the year ended August 31, 2008, the Monteagle Value Fund (the "Fund") reported a total return of -5.14 percent. The S&P 500 Index and the Russell 2000 Value Index had returns of - 11.14 percent and -7.52 percent, respectively, for the same time period. The Fund's net asset value per share as of August 31, 2008 was $16.67 versus $19.44 at August 31, 2007.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The Fund's investment goal is to achieve long term growth of capital through investing in undervalued companies. The Fund generally determines value based on price-to-earnings ratios, but also reviews historical price to book value ratios, dividend yield and balance sheet quality in determining whether prospective investments are truly undervalued. The Fund's investment manager also makes industry determinations based on interest rate cycles. The Fund typically holds 30 to 40 equities. The Fund seeks to maintain a minimum average market capitalization of $5 billion. The current average market capitalization of the Fund's portfolio exceeds $37 billion. The current price to earnings ratio is 8.1 times 2009 earnings and currently yields 1.6 percent. The S&P 500 Index currently trades at 11.6 times 2009 earnings and yields 2.1%.

WHAT INFLUENCED THE FUND'S PERFORMANCE?

During the year ended August 31, 2008, the Fund achieved its performance though continued rising energy prices and economic activity within the energy industry. Rising worldwide energy demand remains the catalyst for the improving revenue and earnings growth. Recent declines in energy prices have obviously dampened the returns for the Fund. Deflationary pressures associated with the U.S. housing industry and weakness in the global economy has also contributed to the recent weakness in the Fund. Interest rate levels in the U.S. financial markets continue to point to rising economic activity for the future. Any relief from the current credit crisis should allow capital to flow back into the global markets resulting in brighter economic prospects in the future. The Fund remains committed to companies that have above average cash flow, low debt levels, and the ability to market products and services on a global basis.

The current market has corrected, responding to a global credit crunch which has threatened the integrity of the financial system on Wall Street and around the world. Global equity markets have fallen more than the U.S. market in response to the lack of liquidity. The U.S. bond market has remained very positive as the flight to quality has driven prices up. Subsequently, the current $3.3 trillion in U.S. money market accounts is an all time record. The very favorable Federal Reserve policy as indicated by extremely high growth in monetary aggregates should translate into significantly higher stock prices in the not so distant future.

The Fund continues to be susceptible to seasonal economic patterns. The recent market weakness since June 30, 2008 follows what has happened in the previous two years. The passage of the Economic Stimulus Package in the Spring and the recent Financial Institution Bailout orchestrated by the U.S. Treasury in conjunction with the Federal Reserve should provide for greater liquidity within the credit markets. Any recovery in the housing market in the coming months should be a good contributor to the overall economic activity in the U.S. and stabilize the financial markets.

================================================================================
MONTEAGLE VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
================================================================================

The recent strength in the U.S. dollar is the single most deterring factor in bringing commodity prices down over the past ninety days. Demand for all goods and services has been affected by the global slowdown for all raw materials. Consequently, the performance of the Fund has suffered due to the high allocation to the Energy sector. However, the earnings, cash flow and balance sheets for the energy companies in the Fund remain very attractive for the foreseeable future. Other areas in the Fund which continue to maintain high cash balances include Technology and Telecommunications.

WHAT IS THE FUND'S CURRENT STRATEGY?

The Fund continues to be over-weighted in the Energy sector and fortunately had no exposure in the Financials sector. The Fund believes the Energy sector remains the strongest sector in the S&P 500 Index as cash flow generation remains strong, demand remains tight, and any disruption in supply would tilt an already tight situation into price levels the world has never experienced. The Fund currently favors pharmaceuticals, telecommunications and gold positions. At some point, the Fund plans to invest in the Financials area once the industry stabilizes from its recent credit problems. The Fund is monitoring the housing industry but remains cautious at best for this industry as the glut of inventory on the market remains high.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other important information. To obtain a copy of the Fund's prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser's current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

================================================================================
MONTEAGLE VALUE FUND
PERFORMANCE
AUGUST 31, 2008 (UNAUDITED)
================================================================================

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                   IN MONTEAGLE VALUE FUND, THE S&P 500 INDEX
                        AND THE RUSSELL 2000 VALUE INDEX

                              [LINE GRAPH OMITTED]

                                                             RUSSELL
         MONTEAGLE                      S&P                2000 VALUE
         VALUE FUND                  500 INDEX                INDEX
    --------------------       --------------------    --------------------
    DATE          VALUE        DATE          VALUE     DATE          VALUE
    ----         -------       ----         -------    ----         -------
    12/20/99     $10,000       12/20/99     $10,000    12/19/99     $10,000
    02/29/00       9,240       02/29/00       9,637    02/29/00      10,501
    08/31/00      11,660       08/31/00      10,767    08/31/00      11,978
    02/28/01      12,762       02/28/01       8,847    02/28/01      13,213
    08/31/01      13,708       08/31/01       8,141    08/31/01      14,139
    02/28/02      13,843       02/28/02       8,005    02/28/02      14,967
    08/31/02      11,385       08/31/02       6,676    08/31/02      13,347
    02/28/03      10,093       02/28/03       6,190    02/28/03      12,213
    08/31/03      12,920       08/31/03       7,482    08/31/03      16,508
    02/29/04      15,094       02/29/04       8,574    02/29/04      20,026
    08/31/04      14,613       08/31/04       8,339    08/31/04      19,725
    02/28/05      17,397       02/28/05       9,172    02/28/05      22,758
    08/31/05      18,603       08/31/05       9,386    08/31/05      24,186
    02/28/06      20,161       02/28/06       9,942    02/28/06      26,314
    08/31/06      20,137       08/31/06      10,220    08/31/06      27,262
    02/28/07      22,386       02/28/07      11,133    02/28/07      30,089
    08/31/07      24,043       08/31/07      11,767    08/31/07      29,072
    02/29/08      23,196       02/29/08      10,732    02/29/08      24,935
    08/31/08      22,807       08/31/08      10,456    08/31/08      26,885

           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (for periods ended August 31, 2008)
                                                                     Since
                                             1 Year    5 Years    Inception(b)
                                             ------    -------    ------------
      Monteagle Value Fund                   -5.14%     12.04%       9.94%
      S&P 500 Index                         -11.14%      6.92%       0.51%
      Russell 2000 Value Index               -7.52%     10.25%      12.03%
--------------------------------------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (December 19, 1999) through August 31, 2008.

================================================================================
MONTEAGLE INFORMED INVESTOR GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
================================================================================

HOW DID THE FUND PERFORM?

The inception date for the Monteagle Informed Investors Growth Fund (the "Fund") was April 3, 2008.

Performance during this initial five-month period (through August 31, 2008) was -11.80%, versus -5.50% for the S&P 500 Index.

WHAT IS THE FUND'S INVESTMENT APPROACH

The Fund's primary investment approach is best characterized as equity-based in which senior corporate management, or large outside investors are significant common stock owners or buyers, and/or, where the company itself is repurchasing its own shares on the open market. The Fund's goal is to invest in these common stocks with demonstrated informed investor interest and ownership, as well as, solid earnings fundamentals.

WHAT INFLUENCED THE FUND'S PERFORMANCE?

The Fund's performance was influenced, initially, by lagging start-up funding and, subsequently, by historically turbulent market conditions with a sharply lower trend bias.

In an effort to keep the turbulence of the market at bay, the Fund invested in ETFs for defensive purposes. These exchange traded funds enhanced and stabilized the Fund's performance. Additionally, the size of the Fund's cash balance was a dominant factor effecting performance. The unusually high percentage level of cash held in the Fund reflected not a market timing decision, but rather, an inability to identify stocks that qualified under the Fund's informed investor strategy and which - most importantly - also possessed a sustainable potential for strong future earnings growth rate.

WHAT IS THE FUND'S STRATEGY?

The Fund's investment strategy begins with a careful detailed identification of informed investor ownership or buying interest. No stock is considered for research analysis unless it first meets this inviolable first-screen requirement. Stocks that do qualify are then analyzed for the quality and magnitude of past earnings growth, and more importantly, for the projected future stability of that past growth rate. Finally, the Fund's strategy is to minimize losses within the broader frame work of this basic philosophy.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other important information. To obtain a copy of the Fund's prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser's current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

================================================================================
MONTEAGLE INFORMED INVESTOR GROWTH FUND
PERFORMANCE
AUGUST 31, 2008 (UNAUDITED)
================================================================================

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
        IN MONTEAGLE INFORMED INVESTOR GROWTH FUND AND THE S&P 500 INDEX

                              [LINE GRAPH OMITTED]

                     MONTEAGLE
                 INFORMED INVESTOR                     S&P
                    GROWTH FUND                     500 INDEX
               --------------------            --------------------

               DATE          VALUE             DATE          VALUE
               ----         -------            ----         -------
               04/03/08     $10,000            04/03/08     $10,000
               04/30/08      10,090            04/30/08      10,128
               05/31/08      10,250            05/31/08      10,259
               06/30/08      10,510            06/30/08       9,394
               07/31/08       9,490            07/31/08       9,315
               08/31/08       8,820            08/31/08       9,450

           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                TOTAL RETURN (a)
                       (for period ended August 31, 2008)

                                                            Since
                                                         Inception(b)
                                                         ------------
       Monteagle Informed Investor Growth Fund             -11.80%
       S&P 500 Index                                        -5.50%
--------------------------------------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (April 3, 2008) through August 31, 2008.

================================================================================
MONTEAGLE FIXED INCOME FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
AUGUST 31, 2008 (UNAUDITED)
================================================================================

FUND PROFILE:

TOP TEN PORTFOLIO HOLDINGS                                    (% OF NET ASSETS)
-------------------------------------------------------------------------------
FNMA, Pool 386008, 4.52%, due 04/01/2013                              3.4%
U.S. Treasury Note, 4.75%, due 08/15/2017                             3.3%
GNMA, Series 2003-81-PB, 6.00%, due 03/20/2029                        3.2%
FFCB, 5.70%, due 12/19/2016                                           3.1%
First Tennessee Bank, 5.316%, due 12/08/2008                          2.3%
GNMA, Pool 676516, 6.00%, due 02/15/2038                              2.3%
FNMA, Pool 882684, 6.00%, due 06/01/2036                              2.0%
Johnson & Johnson, 5.15%, due 07/15/2018                              1.9%
FNMA, 5.55%, 02/16/2017                                               1.9%
FHLB, 5.25%, 06/18/2014                                               1.6%

SECTOR ALLOCATION                                             (% OF NET ASSETS)
-------------------------------------------------------------------------------
U.S. Government & Agency Obligations                                 44.6%
Corporate Bonds                                                      34.6%
Mortgage-Backed Securities                                           17.4%
Municipal Obligations                                                 1.0%
Money Market Funds                                                    4.3%
Liabilities in Excess of Other Assets                                (1.9%)
                                                                    ------
                                                                    100.0%
                                                                    ======

================================================================================
MONTEAGLE QUALITY GROWTH FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
AUGUST 31, 2008 (UNAUDITED)
================================================================================

FUND PROFILE:

TOP TEN EQUITY HOLDINGS                                       (% OF NET ASSETS)
--------------------------------------------------------------------------------
Microsoft Corp.                                                       3.3%
Danaher Corp.                                                         3.0%
Oracle Corp.                                                          2.7%
Air Products & Chemicals, Inc.                                        2.7%
Apache Corp.                                                          2.6%
Cisco Systems, Inc.                                                   2.6%
Monsanto Co.                                                          2.5%
Walt Disney Co. (The)                                                 2.4%
C. R. Bard, Inc.                                                      2.4%
Apple, Inc.                                                           2.3%

TOP TEN PORTFOLIO INDUSTRIES                                  (% OF NET ASSETS)
--------------------------------------------------------------------------------
Software                                                              8.1%
Computers & Peripherals                                               7.3%
Oil, Gas & Consumable Fuels                                           6.5%
Semiconductors & Semiconductor Equipment                              5.4%
Chemicals                                                             5.1%
Machinery                                                             4.9%
Communications Equipment                                              4.6%
Aerospace & Defense                                                   4.3%
Health Care Equipment & Supplies                                      4.1%
Energy Equipment & Services                                           3.8%
                                                                    ------
                                                                     54.1%
                                                                    ======

ECONOMIC SECTORS WITH CASH AND OTHER ASSETS (LIABILITIES)     (% OF NET ASSETS)
--------------------------------------------------------------------------------

Information Technology                                               32.0%
Industrials                                                          14.8%
Health Care                                                          11.8%
Energy                                                               10.4%
Consumer Discretionary                                                9.6%
Consumer Staples                                                      9.4%
Materials                                                             5.1%
Financials                                                            4.4%
Money Market Funds                                                    2.2%
Utilities                                                             0.4%
Liabilities in Excess of Other Assets                                (0.1%)
                                                                    ------
                                                                    100.0%
                                                                    ======

================================================================================
MONTEAGLE LARGE CAP GROWTH FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
AUGUST 31, 2008 (UNAUDITED)
================================================================================

FUND PROFILE:

TOP TEN EQUITY HOLDINGS                                       (% OF NET ASSETS)
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                                 5.1%
Alcon, Inc.                                                           4.9%
Stryker Corp.                                                         4.5%
Apple, Inc.                                                           4.4%
Oracle Corp.                                                          4.3%
Genentech, Inc.                                                       4.1%
Becton Dickinson & Co.                                                4.1%
Microsoft Corp.                                                       4.0%
Precision Castparts Corp.                                             4.0%
PepsiCo, Inc.                                                         3.9%

TOP TEN PORTFOLIO INDUSTRIES                                  (% OF NET ASSETS)
--------------------------------------------------------------------------------
Health Care Equipment & Supplies                                     17.3%
Aerospace & Defense                                                   9.1%
Software                                                              8.3%
Computers & Peripherals                                               7.9%
Energy Equipment & Services                                           7.5%
Biotechnology                                                         7.3%
Capital Markets                                                       7.0%
Communications Equipment                                              5.8%
Beverages                                                             3.9%
IT Services                                                           3.7%
                                                                    ------
                                                                     77.8%
                                                                    ======

ECONOMIC SECTORS WITH CASH AND OTHER ASSETS (LIABILITIES)     (% OF NET ASSETS)
--------------------------------------------------------------------------------
Information Technology                                               25.8%
Health Care                                                          24.6%
Industrials                                                          14.1%
Consumer Staples                                                      9.7%
Financials                                                            9.6%
Energy                                                                7.5%
Consumer Discretionary                                                3.4%
Materials                                                             3.3%
Money Market Funds                                                    2.0%
Liabilities in Excess of Other Assets                                (0.0%)
                                                                    ------
                                                                    100.0%
                                                                    ======

================================================================================
MONTEAGLE SELECT VALUE FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
AUGUST 31, 2008 (UNAUDITED)
================================================================================

FUND PROFILE:

TOP TEN EQUITY HOLDINGS                                       (% OF NET ASSETS)
--------------------------------------------------------------------------------
Intel Corp.                                                           3.9%
Sysco Corp.                                                           3.6%
Applied Materials, Inc.                                               3.5%
QUALCOMM, Inc.                                                        3.3%
Kohl's Corp.                                                          3.2%
Jabil Circuit, Inc.                                                   3.2%
Gap, Inc. (The)                                                       2.9%
Rowan Cos., Inc.                                                      2.8%
Target Corp.                                                          2.8%
Bank of America Corp.                                                 2.8%

TOP TEN PORTFOLIO INDUSTRIES                                  (% OF NET ASSETS)
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                              9.5%
Energy Equipment & Services                                           7.0%
Pharmaceuticals                                                       6.7%
Multi-Line Retail                                                     6.0%
Communications Equipment                                              4.7%
Machinery                                                             4.3%
Chemicals                                                             4.2%
Diversified Financial Services                                        4.0%
Food & Staples Retailing                                              3.6%
Health Care Providers & Services                                      3.5%
                                                                    ------
                                                                     53.5%
                                                                    ======

ECONOMIC SECTORS WITH CASH AND OTHER ASSETS (LIABILITIES)     (% OF NET ASSETS)
--------------------------------------------------------------------------------
Information Technology                                               18.4%
Consumer Discretionary                                               13.8%
Industrials                                                          11.1%
U.S. Government Agency Obligations                                   10.9%
Health Care                                                          10.2%
Financials                                                            9.1%
Energy                                                                8.8%
Materials                                                             8.2%
Telecommunications Services                                           4.4%
Consumer Staples                                                      3.6%
Money Market Funds                                                    1.3%
Other Assets in Excess of Liabilities                                 0.2%
                                                                    ------
                                                                    100.0%
                                                                    ======

================================================================================
MONTEAGLE VALUE FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
AUGUST 31, 2008 (UNAUDITED)
================================================================================

FUND PROFILE:

TOP TEN EQUITY HOLDINGS                                       (% OF NET ASSETS)
--------------------------------------------------------------------------------
Halliburton Co.                                                       7.7%
Transocean, Inc.                                                      6.9%
Tidewater, Inc.                                                       6.6%
Rowan Cos., Inc.                                                      5.0%
Trinity Industries, Inc.                                              4.6%
Barrick Gold Corp.                                                    4.5%
Newmont Mining Corp.                                                  4.2%
Spectra Energy Corp.                                                  4.1%
Goodrich Corp.                                                        4.0%
Marathon Oil Corp.                                                    3.7%

TOP TEN PORTFOLIO INDUSTRIES                                  (% OF NET ASSETS)
--------------------------------------------------------------------------------
Energy Equipment & Services                                          34.8%
Metals & Mining                                                      12.3%
Oil, Gas & Consumable Fuels                                           7.8%
Pharmaceuticals                                                       5.7%
Diversified Telecommunication Services                                5.5%
Machinery                                                             4.6%
Aerospace & Defense                                                   4.0%
Semiconductors & Semiconductor Equipment                              3.6%
Specialty Retail                                                      3.4%
Chemicals                                                             3.4%
                                                                    ------
                                                                     85.1%
                                                                    ======

ECONOMIC SECTORS WITH CASH AND OTHER ASSETS (LIABILITIES)     (% OF NET ASSETS)
--------------------------------------------------------------------------------
Energy                                                               42.6%
Materials                                                            15.7%
Information Technology                                                9.1%
Industrials                                                           8.6%
Consumer Discretionary                                                5.8%
Health Care                                                           5.7%
Telecommunications Services                                           5.5%
Money Market Funds                                                    4.6%
Utilities                                                             2.3%
Other Assets in Excess of Liabilities                                 0.1%
                                                                    ------
                                                                    100.0%
                                                                    ======

================================================================================
MONTEAGLE INFORMED INVESTOR GROWTH FUND
SUPPLEMENTARY PORTFOLIO INFORMATION.
AUGUST 31, 2008 (UNAUDITED)
================================================================================

FUND PROFILE:

TOP TEN EQUITY HOLDINGS                                       (% OF NET ASSETS)
--------------------------------------------------------------------------------
UltraShort Oil & Gas ProShares                                       17.0%
UltraShort Russell 2000 ProShares                                     7.9%
Myriad Genetics, Inc.                                                 6.4%
UltraShort QQQ ProShares                                              5.6%
UltraShort S&P500 ProShares                                           5.2%
EMCOR Group, Inc.                                                     5.1%
Celgene Corp.                                                         4.7%
Genentech, Inc.                                                       4.3%
Amgen, Inc.                                                           4.2%
Invitrogen Corp.                                                      4.0%

PORTFOLIO INDUSTRIES                                          (% OF NET ASSETS)
--------------------------------------------------------------------------------
Biotechnology                                                        37.4%
Construction & Engineering                                            5.1%
Life Sciences Tools & Services                                        4.0%
Leisure Equipment & Products                                          2.4%
Computers & Peripherals                                               1.6%
Oil, Gas & Consumable Fuels                                           1.5%
                                                                    ------
                                                                     52.0%
                                                                    ======

ECONOMIC SECTORS WITH CASH AND OTHER ASSETS (LIABILITIES)     (% OF NET ASSETS)
--------------------------------------------------------------------------------
Health Care                                                          41.5%
Exchange-Traded Funds                                                39.6%
Money Market Funds                                                   10.5%
Industrials                                                           5.1%
Consumer Discretionary                                                2.4%
Information Technology                                                1.5%
Energy                                                                1.5%
Liabilities in Excess of Other Assets                                (2.1%)
                                                                    ------
                                                                    100.0%
                                                                    ======

================================================================================
MONTEAGLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2008
================================================================================
 PAR VALUE   U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 44.6%           VALUE
--------------------------------------------------------------------------------

             U.S. TREASURY NOTES -- 4.9%
$1,000,000   4.75%, due 08/15/2017                                 $  1,077,501
   500,000   4.00%, due 08/15/2018                                      507,774
                                                                   ------------
                                                                      1,585,275
                                                                   ------------
             FEDERAL FARM CREDIT BANK -- 7.8%
   200,000   6.82%, due 03/16/2009                                      204,249
   250,000   5.375%, due 07/18/2011                                     262,228
   500,000   5.55%, due 07/30/2015                                      506,216
   300,000   5.40%, due 10/06/2015                                      300,504
   250,000   5.98%, due 09/15/2016                                      250,258
 1,000,000   5.70%, due 12/19/2016                                    1,004,453
                                                                   ------------
                                                                      2,527,908
                                                                   ------------
             FEDERAL HOME LOAN BANK -- 16.5%
   500,000   6.795%, due 06/30/2009                                     515,598
   250,000   5.375%, due 07/17/2009                                     255,163
   250,000   5.75%, due 05/15/2012                                      266,978
   200,000   5.80%, due 06/12/2013                                      204,022
   250,000   5.125%, due 08/14/2013                                     262,774
   500,000   5.50%, due 08/28/2013                                      510,716
   500,000   5.25%, due 06/18/2014                                      529,220
   250,000   5.50%, due 08/25/2014                                      258,186
   250,000   5.00%, due 09/03/2015                                      249,074
   500,000   5.50%, due 10/19/2016                                      508,482
   250,000   5.75%, due 03/13/2017                                      252,129
   500,000   6.00%, due 07/27/2017                                      518,586
   500,000   5.25%, due 11/08/2017                                      507,348
   500,000   5.05%, due 01/03/2018                                      503,975
                                                                   ------------
                                                                      5,342,251
                                                                   ------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 4.5%
   400,000   7.00%, due 03/15/2010                                      423,570
   500,000   5.625%, due 03/15/2011                                     527,548
   500,000   6.00%, due 08/18/2016                                      508,143
                                                                   ------------
                                                                      1,459,261
                                                                   ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 10.9%
   500,000   7.25%, due 01/15/2010                                      528,052
   500,000   4.00%, due 07/02/2010                                      503,706
   750,000   5.00%, due 08/02/2012                                      780,569
   500,000   5.00%, due 03/02/2015                                      515,215

================================================================================
MONTEAGLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 44.6%
 PAR VALUE   (CONTINUED)                                               VALUE
--------------------------------------------------------------------------------

             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 10.9% (CONTINUED)
$  600,000   5.55%, due 02/16/2017                                 $    612,623
   300,000   5.25%, due 01/16/2018                                      297,341
   280,000   5.08%, due 06/24/2018                                      276,067
                                                                   ------------
                                                                      3,513,573
                                                                   ------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (Cost $14,166,077)                                    $ 14,428,268
                                                                   ------------

================================================================================
 PAR VALUE   CORPORATE BONDS -- 34.6%                                  VALUE
--------------------------------------------------------------------------------

             AEROSPACE & DEFENSE -- 1.6%
$  500,000   United Technologies Corp., 5.375%, due 12/15/2017     $    503,332
                                                                   ------------

             BEVERAGES -- 4.1%
   300,000   Anheuser-Busch Cos., Inc., 6.00%, due 04/15/2011           303,874
   500,000   Bottling Group, LLC, 4.625%, due 11/15/2012                511,064
   500,000   Coca-Cola Co., 5.75%, due 03/15/2011                       527,801
                                                                   ------------
                                                                      1,342,739
                                                                   ------------
             CAPITAL MARKETS -- 2.1%
   500,000   Goldman Sachs Group, Inc. (The), 5.95%, due 01/18/2008     473,833
   200,000   Morgan Stanley, 6.60%, due 04/01/2012                      201,136
                                                                   ------------
                                                                        674,969
                                                                   ------------
             COMMERCIAL BANKS -- 3.9%
   750,000   First Tennessee Bank, 5.316%, due 12/08/2008               747,096
   500,000   SunTrust Bank, 6.375%, due 04/01/2011                      503,827
                                                                   ------------
                                                                      1,250,923
                                                                   ------------
             COMMERCIAL SERVICES & SUPPLIES -- 0.8%
   250,000   Pitney Bowes, Inc., 5.75%, due 09/15/2017                  247,828
                                                                   ------------

             CONSUMER FINANCE -- 1.5%
   500,000   American Express Co., 4.75%, due 06/17/2009                498,583
                                                                   ------------

             DIVERSIFIED FINANCIAL SERVICES -- 3.5%
   250,000   Bank of America Corp., 5.875%, due 02/15/2009              252,213
   500,000   Bank of America Corp., 4.875%, due 01/15/2013              485,277
   500,000   CIT Group, Inc., 4.75%, due 12/15/2010                     411,692
                                                                   ------------
                                                                      1,149,182
                                                                   ------------
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
   200,000   SBC Communications, Inc., 5.625%, due 06/15/2016           199,185
                                                                   ------------

================================================================================
MONTEAGLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 34.6% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------

             ELECTRICAL EQUIPMENT -- 0.8%
$  250,000   Emerson Electric Co., 5.125%, due 12/01/2016          $    249,813
                                                                   ------------

             FOOD PRODUCTS -- 2.1%
   250,000   Campbell Soup Co., 6.75%, due 02/15/2011                   265,680
   400,000   McCormick & Co., Inc., 5.25%, due 09/01/2013               400,238
                                                                   ------------
                                                                        665,918
                                                                   ------------
             HEALTH CARE PROVIDERS & SERVICES -- 0.7%
   250,000   UnitedHealth Group, Inc., 5.00%, due 08/15/2014            231,854
                                                                   ------------

             HOUSEHOLD PRODUCTS -- 0.8%
   250,000   Kimberly-Clark Corp., 5.00%, due 08/15/2013                257,550
                                                                   ------------

             INSURANCE -- 1.5%
   500,000   Prudential Financial, Inc., 5.15%, due 01/15/2013          490,692
                                                                   ------------

             METALS & MINING -- 1.5%
   500,000   Alcoa, Inc., 5.375%, due 01/15/2013                        489,146
                                                                   ------------

             OIL, GAS & CONSUMABLE FUELS -- 2.4%
   250,000   ConocoPhillips, 5.50%, due 04/15/2013                      259,824
   500,000   Shell International Finance, 5.625%, due 06/27/2011        527,015
                                                                   ------------
                                                                        786,839
                                                                   ------------
             PHARMACEUTICALS -- 4.3%
   500,000   Abbott Laboratories, 5.40%, due 09/15/2008                 500,268
   250,000   Abbott Laboratories, 5.15%, due 11/30/2012                 258,284
   600,000   Johnson & Johnson, 5.15%, due 07/15/2018                   617,468
                                                                   ------------
                                                                      1,376,020
                                                                   ------------
             SOFTWARE -- 1.6%
   500,000   Oracle Corp., 5.00%, due 01/15/2011                        512,704
                                                                   ------------

             SPECIALTY RETAIL -- 0.8%
   250,000   Lowe's Cos., Inc., 5.60%, due 09/15/2012                   258,596
                                                                   ------------

             TOTAL CORPORATE BONDS (Cost $11,338,346)              $ 11,185,873
                                                                   ------------

================================================================================
MONTEAGLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   MORTGAGE-BACKED SECURITIES -- 17.4%                       VALUE
--------------------------------------------------------------------------------

             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.5%
$  348,643   Series 2840, 5.00%, due 08/15/2015                    $    351,470
   218,562   Series 15-L, 7.00%, due 07/25/2023                         229,210
   210,875   Series 3058, 5.50%, due 10/15/2035                         214,551
                                                                   ------------
                                                                        795,231
                                                                   ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.0%
 1,100,000   Pool 386008, 4.52%, due 04/01/2013                       1,099,739
   238,565   Pool 725421, 7.00%, due 09/01/2017                         250,065
   425,800   Pool 545759, 6.50%, due 07/01/2032                         441,627
   156,731   Pool 754289, 6.00%, due 11/01/2033                         159,111
   635,432   Pool 882684, 6.00%, due 06/01/2036                         642,303
                                                                   ------------
                                                                      2,592,845
                                                                   ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 6.9%
   296,296   Pool 648337, 5.00%, due 10/15/2020                         298,900
 1,000,000   Series 2003-81-PB, 6.00%, due 03/20/2029                 1,028,637
   176,113   Pool 476998, 6.50%, due 07/15/2029                         182,600
   726,186   Pool 676516, 6.00%, due 02/15/2038                         738,265
                                                                   ------------
                                                                      2,248,402
                                                                   ------------

             TOTAL MORTGAGE-BACKED SECURITIES (Cost $5,654,361)    $  5,636,478
                                                                   ------------

================================================================================
 PAR VALUE   MUNICIPAL OBLIGATIONS -- 1.0%                             VALUE
--------------------------------------------------------------------------------

             GEORGIA -- 1.0%
$  300,000   Atlanta & Fulton County Recreation Authority, Revenue,
               6.625%, due 12/01/2011 (Cost $300,805)              $    304,614
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 4.3%                                VALUE
--------------------------------------------------------------------------------

 1,371,952   State Street Institutional U.S. Government Money
               Market Fund, 1.83% (a) (Cost $1,371,952)            $  1,371,952
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 101.9%
               (Cost $32,831,541)                                  $ 32,927,185

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9%)           (605,764)
                                                                   ------------

             NET ASSETS -- 100.0%                                  $ 32,321,421
                                                                   ============

(a) Variable rate security. The rate shown is the 7-day effective yield as of August 31, 2008.

The accompanying notes are an integral part of the financial statements.

================================================================================
MONTEAGLE QUALITY GROWTH FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 97.9%                                    VALUE
--------------------------------------------------------------------------------

             AEROSPACE & DEFENSE -- 4.3%
     1,400   Boeing Co. (The)                                      $     91,784
     1,400   Honeywell International, Inc.                               70,238
     2,125   Precision Castparts Corp.                                  219,427
     3,575   United Technologies Corp.                                  234,484
                                                                   ------------
                                                                        615,933
                                                                   ------------
             AIR FREIGHT & LOGISTICS -- 1.4%
     1,700   Expeditors International of Washington, Inc.                61,353
     1,725   FedEx Corp.                                                142,864
                                                                   ------------
                                                                        204,217
                                                                   ------------
             BEVERAGES -- 3.4%
     3,900   Coca-Cola Co. (The)                                        203,073
     4,075   PepsiCo, Inc.                                              279,056
                                                                   ------------
                                                                        482,129
                                                                   ------------
             BIOTECHNOLOGY -- 2.7%
     1,700   Genentech, Inc. (a)                                        167,875
     4,204   Gilead Sciences, Inc. (a)                                  221,467
                                                                   ------------
                                                                        389,342
                                                                   ------------
             CAPITAL MARKETS -- 3.0%
     2,200   Franklin Resources, Inc.                                   229,900
     4,600   Janus Capital Group, Inc.                                  124,062
     2,400   Merrill Lynch & Co., Inc.                                   68,040
                                                                   ------------
                                                                        422,002
                                                                   ------------
             CHEMICALS -- 5.1%
     4,100   Air Products & Chemicals, Inc.                             376,585
     3,050   Monsanto Co.                                               348,463
                                                                   ------------
                                                                        725,048
                                                                   ------------
             COMMUNICATIONS EQUIPMENT -- 4.6%
    15,275   Cisco Systems, Inc. (a)                                    367,364
     5,425   QUALCOMM, Inc.                                             285,626
                                                                   ------------
                                                                        652,990
                                                                   ------------
             COMPUTERS & PERIPHERALS -- 7.3%
     1,900   Apple, Inc. (a)                                            322,107
     7,400   Dell, Inc. (a)                                             160,802
     6,700   Hewlett-Packard Co.                                        314,364
     2,000   International Business Machines Corp.                      243,460
                                                                   ------------
                                                                      1,040,733
                                                                   ------------
             CONSUMER FINANCE -- 0.6%
     2,320   American Express Co.                                        92,058
                                                                   ------------

================================================================================
MONTEAGLE QUALITY GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 97.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------

             DIVERSIFIED FINANCIAL SERVICES -- 0.8%
     2,200   Bank of America Corp.                                 $     68,508
       550   InterContinentalExchange, Inc. (a)                          48,416
                                                                   ------------
                                                                        116,924
                                                                   ------------
             ELECTRICAL EQUIPMENT -- 1.3%
     3,100   Roper Industries, Inc.                                     183,148
                                                                   ------------

             ELECTRONIC EQUIPMENT,  INSTRUMENTS
             & COMPONENTS -- 1.5%
     4,455   Amphenol Corp. - Class A                                   211,702
                                                                   ------------

             ENERGY EQUIPMENT & SERVICES -- 3.8%
     6,460   Cameron International Corp. (a)                            300,971
     2,600   Schlumberger Ltd.                                          244,972
                                                                   ------------
                                                                        545,943
                                                                   ------------
             FOOD & STAPLES RETAILING -- 3.7%
     1,000   Costco Wholesale Corp.                                      67,060
     2,700   CVS Caremark Corp.                                          98,820
     2,550   Sysco Corp.                                                 81,166
     4,675   Wal-Mart Stores, Inc.                                      276,152
                                                                   ------------
                                                                        523,198
                                                                   ------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 4.1%
     3,650   C.R. Bard, Inc.                                            341,092
     2,700   Medtronic, Inc.                                            147,420
     2,100   St. Jude Medical, Inc. (a)                                  96,243
                                                                   ------------
                                                                        584,755
                                                                   ------------
             HOTELS, RESTAURANTS & LEISURE -- 2.5%
     8,600   Burger King Holdings, Inc.                                 213,452
     2,190   McDonald's Corp.                                           135,889
                                                                   ------------
                                                                        349,341
                                                                   ------------
             HOUSEHOLD PRODUCTS -- 1.2%
     2,475   Procter & Gamble Co. (The)                                 172,681
                                                                   ------------

             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
       960   Constellation Energy Group, Inc.                            64,042
                                                                   ------------

             INDUSTRIAL CONGLOMERATES -- 1.1%
     5,395   General Electric Co.                                       151,600
                                                                   ------------

================================================================================
MONTEAGLE QUALITY GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 97.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES -- 2.6%
     2,925   eBay, Inc. (a)                                        $     72,920
       505   Google, Inc. - Class A (a)                                 233,961
     2,900   Yahoo!, Inc. (a)                                            56,202
                                                                   ------------
                                                                        363,083
                                                                   ------------
             IT SERVICES -- 2.5%
     4,250   Cognizant Technology Solutions Corp. - Class A (a)         124,610
     8,300   Western Union Co.                                          229,246
                                                                   ------------
                                                                        353,856
                                                                   ------------
             LIFE SCIENCES TOOLS & SERVICES -- 1.8%
     4,300   Thermo Fisher Scientific, Inc. (a)                         260,408
                                                                   ------------

             MACHINERY -- 4.9%
     5,250   Danaher Corp.                                              428,242
       900   Deere & Co.                                                 63,513
     1,700   SPX Corp.                                                  202,725
                                                                   ------------
                                                                        694,480
                                                                   ------------
             MEDIA -- 3.2%
     4,200   DIRECTV Group, Inc. (The) (a)                              118,482
    10,600   Walt Disney Co. (The)                                      342,910
                                                                   ------------
                                                                        461,392
                                                                   ------------
             MULTI-LINE RETAIL -- 1.6%
     3,060   Nordstrom, Inc.                                             95,166
     2,400   Target Corp.                                               127,248
                                                                   ------------
                                                                        222,414
                                                                   ------------
             OIL, GAS & CONSUMABLE FUELS -- 6.5%
     3,275   Apache Corp.                                               374,595
     2,700   Exxon Mobil Corp.                                          216,027
     1,500   Occidental Petroleum Corp.                                 119,040
     3,475   Peabody Energy Corp.                                       218,751
                                                                   ------------
                                                                        928,413
                                                                   ------------
             PERSONAL PRODUCTS -- 1.1%
     6,200   Alberto-Culver Co.                                         162,192
                                                                   ------------

             PHARMACEUTICALS -- 3.1%
     4,175   Abbott Laboratories                                        239,770
     2,000   Johnson & Johnson                                          140,860
     1,540   Merck & Co., Inc.                                           54,932
                                                                   ------------
                                                                        435,562
                                                                   ------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.2%
     3,800   ProLogis                                                   163,628
                                                                   ------------

================================================================================
MONTEAGLE QUALITY GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 97.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------

             ROAD & RAIL -- 0.6%
       990   Union Pacific Corp.                                   $     83,061
                                                                   ------------

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.4%
    13,000   Intel Corp.                                                297,310
     1,350   MEMC Electronic Materials, Inc. (a)                         66,272
     7,700   Microchip Technology, Inc.                                 246,477
     6,350   Texas Instruments, Inc.                                    155,639
                                                                   ------------
                                                                        765,698
                                                                   ------------
             SOFTWARE -- 8.1%
     3,430   Activision Blizzard, Inc. (a)                              112,573
     1,800   Adobe Systems, Inc. (a)                                     77,094
     2,500   ANSYS, Inc. (a)                                            110,875
    17,150   Microsoft Corp.                                            468,024
    17,450   Oracle Corp. (a)                                           382,679
                                                                   ------------
                                                                      1,151,245
                                                                   ------------
             SPECIALTY RETAIL -- 1.4%
     2,700   GameStop Corp. - Class A (a)                               118,449
     3,025   Lowe's Cos., Inc.                                           74,536
                                                                   ------------
                                                                        192,985
                                                                   ------------
             TEXTILES, APPAREL & LUXURY GOODS -- 1.0%
     2,325   Nike, Inc. - Class B                                       140,918
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $12,766,271)                $ 13,907,121
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 2.2%                                VALUE
--------------------------------------------------------------------------------

   315,008   State Street Institutional U.S. Government Money
               Market Fund, 1.83% (b) (Cost $315,008)              $    315,008
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 100.1%
               (Cost $13,081,279)                                  $ 14,222,129

             LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.1%)             (19,374)
                                                                   ------------

             NET ASSETS -- 100.0%                                  $ 14,202,755
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of August 31, 2008.

The accompanying notes are an integral part of the financial statements.

================================================================================
MONTEAGLE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 98.0%                                    VALUE
--------------------------------------------------------------------------------

             AEROSPACE & DEFENSE -- 9.1%
    10,000   Lockheed Martin Corp.                                 $  1,164,400
     8,700   Precision Castparts Corp.                                  898,362
                                                                   ------------
                                                                      2,062,762
                                                                   ------------
             BEVERAGES -- 3.9%
    13,000   PepsiCo, Inc.                                              890,240
                                                                   ------------

             BIOTECHNOLOGY -- 7.3%
     9,500   Genentech, Inc. (a)                                        938,125
    13,800   Gilead Sciences, Inc. (a)                                  726,984
                                                                   ------------
                                                                      1,665,109
                                                                   ------------
             CAPITAL MARKETS -- 7.0%
     4,000   BlackRock, Inc. - Class A                                  869,000
     4,400   Goldman Sachs Group, Inc. (The)                            721,468
                                                                   ------------
                                                                      1,590,468
                                                                   ------------
             CHEMICALS -- 3.3%
     6,600   Monsanto Co.                                               754,050
                                                                   ------------

             COMMUNICATIONS EQUIPMENT -- 5.8%
    31,200   Cisco Systems, Inc. (a)                                    750,360
     4,700   Research In Motion Ltd. (a)                                571,520
                                                                   ------------
                                                                      1,321,880
                                                                   ------------
             COMPUTERS & PERIPHERALS -- 7.9%
     5,900   Apple, Inc. (a)                                          1,000,227
     6,600   International Business Machines Corp.                      803,418
                                                                   ------------
                                                                      1,803,645
                                                                   ------------
             DIVERSIFIED FINANCIAL SERVICES -- 2.7%
     1,800   CME Group, Inc.                                            603,684
                                                                   ------------

             ENERGY EQUIPMENT & SERVICES -- 7.5%
     4,500   National Oilwell Varco, Inc. (a)                           331,785
     8,200   Smith International, Inc.                                  571,540
     6,306   Transocean, Inc. (a)                                       802,123
                                                                   ------------
                                                                      1,705,448
                                                                   ------------
             FOOD & STAPLES RETAILING -- 3.4%
    13,100   Wal-Mart Stores, Inc.                                      773,817
                                                                   ------------

             HEALTH CARE EQUIPMENT & SUPPLIES -- 17.3%
     6,600   Alcon, Inc.                                              1,123,914
    10,600   Becton Dickinson & Co.                                     926,228
    17,800   Hologic, Inc. (a)                                          377,716

================================================================================
MONTEAGLE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 98.0% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------

             HEALTH CARE EQUIPMENT & SUPPLIES -- 17.3% (CONTINUED)
     1,600   Intuitive Surgical, Inc. (a)                          $    472,432
    15,200   Stryker Corp.                                            1,021,288
                                                                   ------------
                                                                      3,921,578
                                                                   ------------
             HOTELS, RESTAURANTS & LEISURE -- 3.4%
    12,600   McDonald's Corp.                                           781,830
                                                                   ------------

             HOUSEHOLD PRODUCTS -- 2.3%
     7,600   Procter & Gamble Co. (The)                                 530,252
                                                                   ------------

             INDUSTRIAL CONGLOMERATES -- 3.3%
    26,700   General Electric Co.                                       750,270
                                                                   ------------

             IT SERVICES -- 3.7%
    11,000   Visa, Inc. - Class A                                       834,900
                                                                   ------------

             SOFTWARE -- 8.3%
    33,300   Microsoft Corp.                                            908,757
    45,000   Oracle Corp. (a)                                           986,850
                                                                   ------------
                                                                      1,895,607
                                                                   ------------
             TRADING COMPANIES & DISTRIBUTORS -- 1.8%
     7,700   Fastenal Co.                                               399,861
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $19,911,575)                $ 22,285,401
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 2.0%                                VALUE
--------------------------------------------------------------------------------
   465,224   State Street Institutional U.S. Government Money
               Market Fund, 1.83% (b) (Cost $465,224)              $    465,224
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 100.0%
               (Cost $20,376,799)                                  $ 22,750,625

             LIABILITES IN EXCESS OF OTHER ASSETS -- (0.0%)              (3,182)
                                                                   ------------

             NET ASSETS -- 100.0%                                  $ 22,747,443
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of August 31, 2008.

The accompanying notes are an integral part of the financial statements.

================================================================================
MONTEAGLE SELECT VALUE FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 87.6%                                    VALUE
--------------------------------------------------------------------------------

             AUTOMOBILES -- 1.7%
     5,000   Harley-Davidson, Inc.                                 $    198,900
                                                                   ------------

             BUILDING PRODUCTS -- 1.9%
    11,500   Masco Corp.                                                219,190
                                                                   ------------

             CAPITAL MARKETS -- 1.8%
     5,000   Morgan Stanley                                             204,150
                                                                   ------------

             CHEMICALS -- 4.2%
     5,000   Ashland, Inc.                                              204,650
     8,154   Dow Chemical Co. (The)                                     278,296
                                                                   ------------
                                                                        482,946
                                                                   ------------
             COMMERCIAL BANKS -- 3.3%
    10,300   KeyCorp                                                    123,703
     8,500   Wells Fargo & Co.                                          257,295
                                                                   ------------
                                                                        380,998
                                                                   ------------
             COMMUNICATIONS EQUIPMENT -- 4.7%
    16,900   Motorola, Inc.                                             159,198
     7,180   QUALCOMM, Inc.                                             378,027
                                                                   ------------
                                                                        537,225
                                                                   ------------
             COMPUTERS & PERIPHERALS -- 1.0%
     6,500   QLogic Corp. (a)                                           121,420
                                                                   ------------

             CONTAINERS & PACKAGING -- 2.3%
     9,300   Bemis Co., Inc.                                            259,656
                                                                   ------------

             DIVERSIFIED FINANCIAL SERVICES -- 4.0%
    10,342   Bank of America Corp.                                      322,050
    13,500   CIT Group, Inc.                                            139,185
                                                                   ------------
                                                                        461,235
                                                                   ------------
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.4%
     8,600   AT&T, Inc.                                                 275,114
                                                                   ------------

             ELECTRICAL EQUIPMENT -- 2.2%
     5,259   Rockwell Automation, Inc.                                  248,277
                                                                   ------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 3.1%
    21,500   Jabil Circuit, Inc.                                        362,490
                                                                   ------------

================================================================================
MONTEAGLE SELECT VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 87.6% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------

             ENERGY EQUIPMENT & SERVICES -- 7.0%
     5,200   Halliburton Co.                                       $    228,488
     8,873   Rowan Cos., Inc.                                           327,769
     2,000   Transocean, Inc. (a)                                       254,400
                                                                   ------------
                                                                        810,657
                                                                   ------------
             FOOD & STAPLES RETAILING -- 3.6%
    13,000   Sysco Corp.                                                413,790
                                                                   ------------

             HEALTH CARE PROVIDERS & SERVICES -- 3.5%
     6,300   UnitedHealth Group, Inc.                                   191,835
     4,000   WellPoint, Inc. (a)                                        211,160
                                                                   ------------
                                                                        402,995
                                                                   ------------
             HOTELS, RESTAURANTS & LEISURE -- 1.7%
    12,400   Starbucks Corp. (a)                                        192,944
                                                                   ------------

             HOUSEHOLD DURABLES -- 1.5%
     9,500   Newell Rubbermaid, Inc.                                    171,950
                                                                   ------------

             INDUSTRIAL CONGLOMERATES -- 2.7%
    11,100   General Electric Co.                                       311,910
                                                                   ------------

             MACHINERY -- 4.3%
     5,800   Dover Corp.                                                286,404
     4,800   PACCAR, Inc.                                               206,688
                                                                   ------------
                                                                        493,092
                                                                   ------------
             METALS & MINING -- 1.8%
    14,200   Titanium Metals Corp.                                      204,622
                                                                   ------------

             MULTI-LINE RETAIL -- 6.0%
     7,500   Kohl's Corp. (a)                                           368,775
     6,121   Target Corp.                                               324,535
                                                                   ------------
                                                                        693,310
                                                                   ------------
             OIL, GAS & CONSUMABLE FUELS -- 1.7%
     2,400   ConocoPhillips                                             198,024
                                                                   ------------

             PHARMACEUTICALS -- 6.7%
     3,800   Johnson & Johnson                                          267,634
    13,500   Pfizer, Inc.                                               257,985
    12,700   Schering-Plough Corp.                                      246,380
                                                                   ------------
                                                                        771,999
                                                                   ------------

================================================================================
MONTEAGLE SELECT VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 87.6% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 9.5%
    22,477   Applied Materials, Inc.                               $    402,788
    19,438   Intel Corp.                                                444,547
    10,000   Texas Instruments, Inc.                                    245,100
                                                                   ------------
                                                                      1,092,435
                                                                   ------------
             SPECIALTY RETAIL -- 2.9%
    17,151   Gap, Inc. (The)                                            333,587
                                                                   ------------

             WIRELESS TELECOMMUNICATION SERVICES -- 2.1%
    27,200   Sprint Nextel Corp. (a)                                    237,184
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $10,662,881)                $ 10,080,100
                                                                   ------------

================================================================================
 PAR VALUE   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.9%               VALUE
--------------------------------------------------------------------------------

$1,250,000   Federal Home Loan Bank, discount note, 2.16%,
               due 09/11/2008 (Cost $1,249,226)                    $  1,249,375
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 1.3%                                VALUE
--------------------------------------------------------------------------------

   153,233   State Street Institutional U.S. Government Money
               Market Fund, 1.83% (b) (Cost $153,233)              $    153,233
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 99.8%
               (Cost $12,065,340)                                  $ 11,482,708

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%               19,226
                                                                   ------------

             NET ASSETS -- 100.0%                                  $ 11,501,934
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of August 31, 2008.

The accompanying notes are an integral part of the financial statements.

================================================================================
MONTEAGLE VALUE FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 95.3%                                    VALUE
--------------------------------------------------------------------------------

             AEROSPACE & DEFENSE -- 4.0%
    15,000   Goodrich Corp.                                        $    768,750
                                                                   ------------

             CHEMICALS -- 3.4%
    14,750   E.I. du Pont de Nemours & Co.                              655,490
                                                                   ------------

             COMMUNICATIONS EQUIPMENT -- 1.8%
    15,000   Avocent Corp. (a)                                          352,050
                                                                   ------------

             DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.5%
    20,000   AT&T, Inc.                                                 639,800
       226   FairPoint Communications, Inc.                               2,000
    12,000   Verizon Communications, Inc.                               421,440
                                                                   ------------
                                                                      1,063,240
                                                                   ------------
             ELECTRIC UTILITIES -- 2.3%
    25,550   Duke Energy Corp.                                          445,592
                                                                   ------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.2%
   100,000   Sanmina-SCI Corp. (a)                                      235,000
                                                                   ------------

             ENERGY EQUIPMENT & SERVICES -- 34.8%
     7,000   Baker Hughes, Inc.                                         560,070
    34,000   Halliburton Co.                                          1,493,960
    12,000   Helmerich & Payne, Inc.                                    685,440
    12,000   Nabors Industries Ltd. (a)                                 427,560
    26,450   Rowan Cos., Inc.                                           977,063
    21,000   Tidewater, Inc.                                          1,274,070
    10,494   Transocean, Inc. (a)                                     1,334,836
                                                                   ------------
                                                                      6,752,999
                                                                   ------------
             MACHINERY -- 4.6%
    25,000   Trinity Industries, Inc.                                   899,500
                                                                   ------------

             METALS & MINING -- 12.3%
    22,000   Alcoa, Inc.                                                706,860
    25,000   Barrick Gold Corp.                                         868,250
    18,000   Newmont Mining Corp.                                       811,800
                                                                   ------------
                                                                      2,386,910
                                                                   ------------
             MULTI-LINE RETAIL -- 2.4%
     5,000   Sears Holdings Corp. (a)                                   459,750
                                                                   ------------

================================================================================
MONTEAGLE VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 95.3% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------

             OIL, GAS & CONSUMABLE FUELS -- 7.8%
    16,000   Marathon Oil Corp.                                    $    721,120
    30,000   Spectra Energy Corp.                                       793,800
                                                                   ------------
                                                                      1,514,920
                                                                   ------------
             PHARMACEUTICALS -- 5.7%
    30,000   Pfizer, Inc.                                               573,300
    28,000   Schering-Plough Corp.                                      543,200
                                                                   ------------
                                                                      1,116,500
                                                                   ------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.6%
    17,000   Applied Materials, Inc.                                    304,640
    17,000   Intel Corp.                                                388,790
                                                                   ------------
                                                                        693,430
                                                                   ------------
             SOFTWARE -- 2.5%
    18,000   Microsoft Corp.                                            491,220
                                                                   ------------

             SPECIALTY RETAIL -- 3.4%
    34,000   Gap, Inc. (The)                                            661,300
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $12,142,960)                $ 18,496,651
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 4.6%                                VALUE
--------------------------------------------------------------------------------

   894,334   State Street Institutional U.S. Government Money
               Market Fund, 1.83% (b) (Cost $894,334)              $    894,334
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 99.9%
               (Cost $13,037,294)                                  $ 19,390,985

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%               26,402
                                                                   ------------

             NET ASSETS -- 100.0%                                  $ 19,417,387
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of August 31, 2008.

The accompanying notes are an integral part of the financial statements.

================================================================================
MONTEAGLE INFORMED INVESTOR GROWTH FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2008
================================================================================
    SHARES   COMMON STOCKS -- 52.0%                                    VALUE
--------------------------------------------------------------------------------

             BIOTECHNOLOGY -- 37.4%
     2,000   Alexion Pharmaceuticals, Inc. (a)                     $     90,160
     4,600   Alnylam Pharmaceuticals, Inc. (a)                          136,390
     6,100   Amgen, Inc. (a)                                            383,385
     3,800   Biogen Idec, Inc. (a)                                      193,534
     6,200   Celgene Corp. (a)                                          429,660
     4,000   Genentech, Inc. (a)                                        395,000
     3,400   Gilead Sciences, Inc. (a)                                  179,112
     4,500   ImClone Systems, Inc. (a)                                  289,800
     7,600   Martek Biosciences Corp. (a)                               253,916
     8,600   Myriad Genetics, Inc. (a)                                  586,520
     2,700   OSI Pharmaceuticals, Inc. (a)                              136,350
     3,400   United Therapeutics Corp. (a)                              360,842
                                                                   ------------
                                                                      3,434,669
                                                                   ------------
             COMPUTERS & PERIPHERALS -- 1.6%
     3,900   Lexmark International, Inc. - Class A (a)                  140,283
                                                                   ------------

             CONSTRUCTION & ENGINEERING -- 5.1%
    13,800   EMCOR Group, Inc. (a)                                      470,166
                                                                   ------------

             LEISURE EQUIPMENT & PRODUCTS -- 2.4%
     2,500   Hasbro, Inc.                                                93,500
     6,600   Mattel, Inc.                                               127,578
                                                                   ------------
                                                                        221,078
                                                                   ------------
             LIFE SCIENCES TOOLS & SERVICES -- 4.0%
     8,700   Invitrogen Corp. (a)                                       369,402
                                                                   ------------

             OIL, GAS & CONSUMABLE FUELS -- 1.5%
     3,600   Southwestern Energy Co. (a)                                138,132
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $5,016,655)                 $  4,773,730
                                                                   ------------

================================================================================
MONTEAGLE INFORMED INVESTOR GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   EXCHANGE-TRADED FUNDS -- 39.6%                            VALUE
--------------------------------------------------------------------------------

    10,100   UltraShort Basic Materials ProShares                  $    350,571
    45,200   UltraShort Oil & Gas ProShares                           1,561,208
    12,100   UltraShort QQQ ProShares                                   511,951
    11,000   UltraShort Russell 2000 ProShares                          729,520
     7,300   UltraShort S&P500 ProShares                                477,055
                                                                   ------------
             TOTAL EXCHANGE-TRADED FUNDS (Cost $3,342,530)         $  3,630,305
                                                                   ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 10.5%                               VALUE
--------------------------------------------------------------------------------

   963,811   State Street Institutional U.S. Government Money
               Market Fund, 1.83% (b) (Cost $963,811)              $    963,811
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 102.1%
               (Cost $9,322,996)                                   $  9,367,846

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.1%)           (190,646)
                                                                   ------------

             NET ASSETS -- 100.0%                                  $  9,177,200
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of August 31, 2008.

The accompanying notes are an integral part of the financial statements.

================================================================================================================
MONTEAGLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2008
================================================================================================================
                                                                       FIXED          QUALITY         LARGE CAP
                                                                       INCOME          GROWTH          GROWTH
                                                                        FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At amortized cost                                                 $ 32,831,541    $ 13,081,279    $ 20,376,799
                                                                    ============    ============    ============
  At market value (Note 2)                                          $ 32,927,185    $ 14,222,129    $ 22,750,625
Receivable for capital shares sold                                            --           3,975              --
Dividends and interest receivable                                        325,149          14,528          20,472
Other assets                                                                 580             164             297
                                                                    ------------    ------------    ------------
  TOTAL ASSETS                                                        33,252,914      14,240,796      22,771,394
                                                                    ------------    ------------    ------------

LIABILITIES
Income distribution payable                                                3,488              --              --
Payable for capital shares redeemed                                          128             319              --
Payable for investment securities purchased                              901,005          22,664              --
Due to Adviser (Note 3)                                                   26,400          14,478          23,185
Accrued Trustees' fees                                                        49             157             293
Accrued compliance service fees (Note 3)                                     423             423             423
Other liabilities                                                             --              --              50
                                                                    ------------    ------------    ------------
  TOTAL LIABILITIES                                                      931,493          38,041          23,951
                                                                    ------------    ------------    ------------

NET ASSETS                                                          $ 32,321,421    $ 14,202,755    $ 22,747,443
                                                                    ============    ============    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 33,708,502    $ 16,036,834    $ 25,447,851
Accumulated net realized losses on investments                        (1,482,725)     (2,974,929)     (5,074,234)
Net unrealized appreciation on investments                                95,644       1,140,850       2,373,826
                                                                    ------------    ------------    ------------
NET ASSETS                                                          $ 32,321,421    $ 14,202,755    $ 22,747,443
                                                                    ============    ============    ============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value)                3,217,084       1,679,067       3,620,861
                                                                    ============    ============    ============

Net asset value, offering and redemption price per share (Note 2)   $      10.05    $       8.46    $       6.28
                                                                    ============    ============    ============

The accompanying notes are an integral part of the financial statements.

================================================================================================================
MONTEAGLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2008
================================================================================================================
                                                                                                      INFORMED
                                                                      SELECT                          INVESTOR
                                                                       VALUE           VALUE           GROWTH
                                                                        FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At amortized cost                                                 $ 12,065,340    $ 13,037,294    $  9,322,996
                                                                    ============    ============    ============
  At market value (Note 2)                                          $ 11,482,708    $ 19,390,985    $  9,367,846
Receivable for capital shares sold                                            --             500              --
Dividends and interest receivable                                         31,310          46,726           3,817
Other assets                                                                 147             229              --
                                                                    ------------    ------------    ------------
  TOTAL ASSETS                                                        11,514,165      19,438,440       9,371,663
                                                                    ------------    ------------    ------------

LIABILITIES
Payable for capital shares redeemed                                           73             635              --
Payable for investment securities purchased                                   --              --         183,764
Due to Adviser (Note 3)                                                   11,578          19,668           9,554
Accrued Trustees' fees                                                       157             327             722
Accrued compliance service fees (Note 3)                                     423             423             423
                                                                    ------------    ------------    ------------
  TOTAL LIABILITIES                                                       12,231          21,053         194,463
                                                                    ------------    ------------    ------------

NET ASSETS                                                          $ 11,501,934    $ 19,417,387    $  9,177,200
                                                                    ============    ============    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 12,264,199    $ 13,697,186    $ 10,452,852
Undistributed net investment income                                       28,610          22,200              --
Accumulated net realized losses on investments                          (208,243)       (655,690)     (1,320,502)
Net unrealized appreciation (depreciation) on investments               (582,632)      6,353,691          44,850
                                                                    ------------    ------------    ------------
NET ASSETS                                                          $ 11,501,934    $ 19,417,387    $  9,177,200
                                                                    ============    ============    ============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value)                  989,066       1,164,592       1,040,426
                                                                    ============    ============    ============

Net asset value, offering and redemption price per share (Note 2)   $      11.63    $      16.67    $       8.82
                                                                    ============    ============    ============

The accompanying notes are an integral part of the financial statements.

==========================================================================================
MONTEAGLE FUNDS
STATEMENTS 0F OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2008
==========================================================================================
                                                   FIXED        QUALITY         LARGE CAP
                                                  INCOME         GROWTH          GROWTH
                                                   FUND           FUND            FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                     $  1,598,710   $         --    $         --
  Dividends                                          29,190        179,171         272,346
  Foreign withholding tax                                --             --          (7,519)
  Securities lending income (Note 2)                     --            315           1,264
                                               ------------   ------------    ------------
    Total investment income                       1,627,900        179,486         266,091
                                               ------------   ------------    ------------
EXPENSES
  Investment advisory fees (Note 3)                 318,232        179,833         317,037
  Trustees' fees                                      8,475          3,806           6,824
  Compliance service fees (Note 3)                    3,196          3,196           3,196
  ICI membership fees                                 1,603            713           1,292
                                               ------------   ------------    ------------
    Total expenses                                  331,506        187,548         328,349
                                               ------------   ------------    ------------

NET INVESTMENT INCOME (LOSS)                      1,296,394         (8,062)        (62,258)
                                               ------------   ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains (losses) on investments         47,540       (255,405)       (112,406)
  Net change in unrealized appreciation
    (depreciation) on investments                   281,937       (377,494)     (3,453,136)
                                               ------------   ------------    ------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS                           329,477       (632,899)     (3,565,542)
                                               ------------   ------------    ------------

NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS                   $  1,625,871   $   (640,961)   $ (3,627,800)
                                               ============   ============    ============

The accompanying notes are an integral part of the financial statements.

======================================================================================
MONTEAGLE FUNDS
STATEMENTS 0F OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2008 (a)
======================================================================================
                                                                            INFORMED
                                             SELECT                         INVESTOR
                                             VALUE           VALUE           GROWTH
                                              FUND            FUND            FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                $        352    $         --    $         --
  Dividends                                    276,029         345,863          23,639
  Foreign withholding tax                           --          (1,312)             --
  Securities lending income (Note 2)               826           2,457              --
                                          ------------    ------------    ------------
    Total investment income                    277,207         347,008          23,639
                                          ------------    ------------    ------------

EXPENSES
  Investment advisory fees (Note 3)            147,621         253,154          41,895
  Trustees' fees                                 3,255           5,139             882
  Compliance service fees (Note 3)               3,196           3,196           2,049
  ICI membership fees                              634             988              --
                                          ------------    ------------    ------------
    Total expenses                             154,706         262,477          44,826
                                          ------------    ------------    ------------

NET INVESTMENT INCOME (LOSS)                   122,501          84,531         (21,187)
                                          ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized losses on investments          (196,168)       (651,422)     (1,320,502)
  Net change in unrealized appreciation
   (depreciation) on investments            (1,821,329)       (471,978)         44,850
                                          ------------    ------------    ------------

NET REALIZED AND UNREALIZED
  LOSSES ON INVESTMENTS                     (2,017,497)     (1,123,400)     (1,275,652)
                                          ------------    ------------    ------------

NET DECREASE IN NET ASSETS
  FROM OPERATIONS                         $ (1,894,996)   $ (1,038,869)   $ (1,296,839)
                                          ============    ============    ============

(a) Except for the Informed Investor Growth Fund, which represents the period from the commencement of operations (April 3, 2008) through August 31, 2008.

The accompanying notes are an integral part of the financial statements.

====================================================================================================
MONTEAGLE FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================
                                                                            YEAR            YEAR
                                                                           ENDED           ENDED
                                                                         AUGUST 31,      AUGUST 31,
                                                                            2008            2007
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                 $  1,296,394    $  1,460,657
  Net realized gains (losses) on investments                                  47,540        (207,393)
  Net change in unrealized appreciation (depreciation) on investments        281,937         413,036
                                                                        ------------    ------------
Net increase in net assets from operations                                 1,625,871       1,666,300
                                                                        ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                              (1,296,394)     (1,460,657)
                                                                        ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                1,487,622         165,102
  Reinvestment of distributions to shareholders                            1,200,696       1,299,297
  Payments for shares redeemed                                            (3,569,831)    (11,244,076)
                                                                        ------------    ------------
Net decrease in net assets from capital share transactions                  (881,513)     (9,779,677)
                                                                        ------------    ------------

TOTAL DECREASE IN NET ASSETS                                                (552,036)     (9,574,034)

NET ASSETS
  Beginning of year                                                       32,873,457      42,447,491
                                                                        ------------    ------------
  End of year                                                           $ 32,321,421    $ 32,873,457
                                                                        ------------    ------------

UNDISTRIBUTED NET INVESTMENT INCOME                                     $         --    $         --
                                                                        ------------    ------------

SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold                                                                146,181          16,621
  Shares issued in reinvestment of distribution to shareholders              118,803         130,800
  Shares redeemed                                                           (349,432)     (1,130,889)
                                                                        ------------    ------------
  Net decrease in shares outstanding                                         (84,448)       (983,468)
  Shares outstanding, beginning of year                                    3,301,532       4,285,000
                                                                        ------------    ------------
  Shares outstanding, end of year                                          3,217,084       3,301,532
                                                                        ------------    ------------

The accompanying notes are an integral part of the financial statements.

====================================================================================================
MONTEAGLE QUALITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================
                                                                            YEAR            YEAR
                                                                           ENDED           ENDED
                                                                         AUGUST 31,      AUGUST 31,
                                                                            2008            2007
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                                                   $     (8,062)   $    (12,268)
  Net realized gains (losses) on investments                                (255,405)      1,228,161
  Net change in unrealized appreciation (depreciation) on investments       (377,494)        952,325
                                                                        ------------    ------------
Net increase (decrease) in net assets from operations                       (640,961)      2,168,218
                                                                        ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                1,597,287       1,323,192
  Payments for shares redeemed                                            (1,624,942)     (7,690,361)
                                                                        ------------    ------------
Net decrease in net assets from capital share transactions                   (27,655)     (6,367,169)
                                                                        ------------    ------------

TOTAL DECREASE IN NET ASSETS                                                (668,616)     (4,198,951)

NET ASSETS
  Beginning of year                                                       14,871,371      19,070,322
                                                                        ------------    ------------
  End of year                                                           $ 14,202,755    $ 14,871,371
                                                                        ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME                                     $         --    $         --
                                                                        ============    ============

SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold                                                                183,296         155,368
  Shares redeemed                                                           (186,641)       (933,943)
                                                                        ------------    ------------
  Net decrease in shares outstanding                                          (3,345)       (778,575)
  Shares outstanding, beginning of year                                    1,682,412       2,460,987
                                                                        ------------    ------------
  Shares outstanding, end of year                                          1,679,067       1,682,412
                                                                        ============    ============

The accompanying notes are an integral part of the financial statements.

====================================================================================================
MONTEAGLE LARGE CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================
                                                                            YEAR            YEAR
                                                                           ENDED           ENDED
                                                                         AUGUST 31,      AUGUST 31,
                                                                            2008            2007
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                                                   $    (62,258)   $   (140,679)
  Net realized gains (losses) on investments                                (112,406)      2,435,907
  Net change in unrealized appreciation (depreciation) on investments     (3,453,136)      2,866,943
                                                                        ------------    ------------
Net increase (decrease) in net assets from operations                     (3,627,800)      5,162,171
                                                                        ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                  432,054         693,722
  Payments for shares redeemed                                            (3,026,980)     (5,658,504)
                                                                        ------------    ------------
Net decrease in net assets from capital share transactions                (2,594,926)     (4,964,782)
                                                                        ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (6,222,726)        197,389

NET ASSETS
  Beginning of year                                                       28,970,169      28,772,780
                                                                        ------------    ------------
  End of year                                                           $ 22,747,443    $ 28,970,169
                                                                        ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME                                     $         --    $         --
                                                                        ============    ============

SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold                                                                 63,364          98,350
  Shares redeemed                                                           (466,124)       (857,723)
                                                                        ------------    ------------
  Net decrease in shares outstanding                                        (402,760)       (759,373)
  Shares outstanding, beginning of year                                    4,023,621       4,782,994
                                                                        ------------    ------------
  Shares outstanding, end of year                                          3,620,861       4,023,621
                                                                        ============    ============

The accompanying notes are an integral part of the financial statements.

====================================================================================================
MONTEAGLE SELECT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================
                                                                            YEAR            YEAR
                                                                           ENDED           ENDED
                                                                         AUGUST 31,      AUGUST 31,
                                                                            2008            2007
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                 $    122,501    $    117,311
  Net realized gains (losses) on investments                                (196,168)      1,900,152
  Net change in unrealized appreciation (depreciation) on investments     (1,821,329)        158,417
                                                                        ------------    ------------
Net increase (decrease) in net assets from operations                     (1,894,996)      2,175,880
                                                                        ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                                (113,679)       (141,436)
  From net realized gains on investments                                  (1,690,778)       (272,954)
                                                                        ------------    ------------
Decrease in net assets from distributions to shareholders                 (1,804,457)       (414,390)
                                                                        ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                  309,853         292,716
  Reinvestment of distributions to shareholders                            1,624,984         366,669
  Payments for shares redeemed                                              (361,021)     (4,858,737)
                                                                        ------------    ------------
Net increase (decrease) in net assets from capital share transactions      1,573,816      (4,199,352)
                                                                        ------------    ------------

TOTAL DECREASE IN NET ASSETS                                              (2,125,637)     (2,437,862)

NET ASSETS
  Beginning of year                                                       13,627,571      16,065,433
                                                                        ------------    ------------
  End of year                                                           $ 11,501,934    $ 13,627,571
                                                                        ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME                                     $     28,610    $     19,788
                                                                        ============    ============

SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold                                                                 24,033          18,793
  Shares issued in reinvestment of distributions to shareholders             124,478          24,394
  Shares redeemed                                                            (29,164)       (319,553)
                                                                        ------------    ------------
  Net increase (decrease) in shares outstanding                              119,347        (276,366)
  Shares outstanding, beginning of year                                      869,719       1,146,085
                                                                        ------------    ------------
  Shares outstanding, end of year                                            989,066         869,719
                                                                        ============    ============

The accompanying notes are an integral part of the financial statements.

====================================================================================================
MONTEAGLE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================
                                                                            YEAR            YEAR
                                                                           ENDED           ENDED
                                                                         AUGUST 31,      AUGUST 31,
                                                                            2008            2007
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                 $     84,531    $    239,567
  Net realized gains (losses) on investments                                (651,422)      2,143,085
  Net change in unrealized appreciation (depreciation) on investments       (471,978)      1,391,679
                                                                        ------------    ------------
Net increase (decrease) in net assets from operations                     (1,038,869)      3,774,331
                                                                        ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                                (133,912)       (358,645)
  From net realized gains on investments                                  (2,073,545)             --
                                                                        ------------    ------------
Decrease in net assets from distributions to shareholders                 (2,207,457)       (358,645)
                                                                        ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                1,587,809       1,410,883
  Reinvestment of distributions to shareholders                               13,713              --
  Payments for shares redeemed                                            (2,032,009)     (2,625,604)
                                                                        ------------    ------------
Net decrease in net assets from capital share transactions                  (430,487)     (1,214,721)
                                                                        ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (3,676,813)      2,200,965

NET ASSETS
  Beginning of year                                                       23,094,200      20,893,235
                                                                        ------------    ------------
  End of year                                                           $ 19,417,387    $ 23,094,200
                                                                        ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME                                     $     22,200    $     71,617
                                                                        ============    ============

SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold                                                                 91,414          71,852
  Shares issued in reinvestment of distributions to shareholders                 774              --
  Shares redeemed                                                           (115,569)       (146,355)
                                                                        ------------    ------------
  Net decrease in shares outstanding                                         (23,381)        (74,503)
  Shares oustanding, beginning of year                                     1,187,973       1,262,476
                                                                        ------------    ------------
  Shares oustanding, end of year                                           1,164,592       1,187,973
                                                                        ============    ============

The accompanying notes are an integral part of the financial statements.

====================================================================================
MONTEAGLE INFORMED INVESTOR GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
====================================================================================
                                                                            PERIOD
                                                                             ENDED
                                                                           AUGUST 31,
                                                                            2008 (a)
------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                                                   $    (21,187)
  Net realized losses on investments                                      (1,320,502)
  Net change in unrealized appreciation (depreciation) on investments         44,850
                                                                        ------------
Net decrease in net assets from operations                                (1,296,839)
                                                                        ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                               10,500,545
  Payments for shares redeemed                                               (26,506)
                                                                        ------------
Net increase in net assets from capital share transactions                10,474,039
                                                                        ------------

TOTAL INCREASE IN NET ASSETS                                               9,177,200

NET ASSETS
  Beginning of period                                                             --
                                                                        ------------
  End of period                                                         $  9,177,200
                                                                        ============

UNDISTRIBUTED NET INVESTMENT INCOME                                     $         --
                                                                        ============

SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold                                                              1,043,027
  Shares redeemed                                                             (2,601)
                                                                        ------------
  Net increase in shares outstanding                                       1,040,426
  Shares outstanding, beginning of period                                         --
                                                                        ------------
  Shares outstanding, end of period                                        1,040,426
                                                                        ============

(a) Represents the period from the commencement of operations (April 3, 2008) through August 31, 2008.

The accompanying notes are an integral part of the financial statements.

===================================================================================================================
MONTEAGLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                             AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of year                          $     9.96     $     9.91     $    10.38     $    10.77     $    10.96
                                             ----------     ----------     ----------     ----------     ----------

Income (loss) from
  investment operations:
  Net investment income                            0.40           0.40           0.38(a)        0.38           0.41
  Net realized and unrealized
    gains (losses) on investments                  0.09           0.05          (0.31)         (0.20)         (0.03)
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations                   0.49           0.45           0.07           0.18           0.38
                                             ----------     ----------     ----------     ----------     ----------

Less distributions:
  From net investment income                      (0.40)         (0.40)         (0.38)         (0.38)         (0.41)
  From net realized gains
    on investments                                   --             --          (0.16)         (0.19)         (0.16)
                                             ----------     ----------     ----------     ----------     ----------
Total distributions                               (0.40)         (0.40)         (0.54)         (0.57)         (0.57)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year               $    10.05     $     9.96     $     9.91     $    10.38     $    10.77
                                             ==========     ==========     ==========     ==========     ==========

Total return (b)                                  4.94%          4.68%          0.78%          1.72%          3.49%
                                             ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's)            $   32,321     $   32,873     $   42,447     $   24,087     $   26,423
                                             ==========     ==========     ==========     ==========     ==========

Ratio of operating expenses to
  average net assets after
  reimbursement/waiver of fees                    1.01%          1.00%          1.00%          1.17%          1.15%

Ratio of operating expenses to
  average net assets before
  reimbursement/waiver of fees                    1.01%          1.00%          1.13%          1.17%          1.15%

Ratio of net investment income to
  average net assets after
  reimbursement/waiver of fees                    3.93%          4.12%          3.75%          3.63%          3.71%

Portfolio turnover rate                             55%            19%            17%            58%            27%

(a) Net investment income per share is based on average shares outstanding during the period.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

===============================================================================================================================
MONTEAGLE QUALITY GROWTH FUND
FINANCIAL HIGHLIGHTS
===============================================================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      YEAR            YEAR       EIGHT MONTHS          YEAR             YEAR            YEAR
                                     ENDED           ENDED           ENDED            ENDED            ENDED           ENDED
                                   AUGUST 31,      AUGUST 31,      AUGUST 31,      DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                      2008            2007          2006 (a)           2005             2004            2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of period              $     8.84      $     7.75      $     7.90       $     7.69       $     7.40      $     6.16
                                   ----------      ----------      ----------       ----------       ----------      ----------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                       (0.00)          (0.01)          (0.00)(b)(c)     (0.00)(b)(d)      0.01(b)        (0.01)(b)
  Net realized and unrealized
    gains (losses) on
    investments                         (0.38)           1.10           (0.15)            0.21             0.29            1.25
                                   ----------      ----------      ----------       ----------       ----------      ----------
Total from investment
  operations                            (0.38)           1.09           (0.15)            0.21             0.30            1.24
                                   ----------      ----------      ----------       ----------       ----------      ----------
Less distributions:
  From net investment
    income                                 --              --              --            (0.00)(e)        (0.01)          (0.00)(f)
                                   ----------      ----------      ----------       ----------       ----------      ----------
Net asset value at
  end of period                    $     8.46      $     8.84      $     7.75       $     7.90       $     7.69      $     7.40
                                   ==========      ==========      ==========       ==========       ==========      ==========

Total return (g)                       (4.30%)         14.06%          (1.90%)(h)        2.77%            4.11%          20.20%
                                   ==========      ==========      ==========       ==========       ==========      ==========
Net assets at end
  of period (000's)                $   14,203      $   14,871      $   19,070       $   19,278       $   15,841      $   13,140
                                   ==========      ==========      ==========       ==========       ==========      ==========
Ratio of operating expenses
  to average net assets
  after reimbursement/
  waiver of fees                        1.25%           1.23%           1.26%(i)         1.26%            1.25%           1.25%
Ratio of operating expenses
  to average net assets
  before reimbursement/
  waiver of fees                        1.25%           1.23%           1.48%(i)         1.54%            1.69%           2.44%
Ratio of net investment
  income (loss) to average
  net assets after
  reimbursement/
  waiver of fees                       (0.05%)         (0.08%)         (0.08%)(i)       (0.04%)           0.19%          (0.11%)
Portfolio turnover rate                   26%             72%             63%              92%              94%             88%

(a)   Fund changed fiscal year end to August 31.

(b) Net investment income (loss) per share is based on average shares outstanding during the period.

(c)   Net investment loss per share was $(0.0042)

(d)   Net investment loss per share was $(0.0031)

(e)   Distributions per share were $(0.0032)

(f)   Distributions per share were $(0.0038)

(g) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(h)   Not annualized.

(i)   Annualized.

The accompanying notes are an integral part of the financial statements.

===================================================================================================================
MONTEAGLE LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                             AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of year                          $     7.20     $     6.02     $     6.27     $     5.43     $     4.99
                                             ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment loss                             (0.02)         (0.03)         (0.04)(a)      (0.03)         (0.04)
  Net realized and unrealized
    gains (losses) on investments                 (0.90)          1.21          (0.21)          0.87           0.49
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations                  (0.92)          1.18          (0.25)          0.84           0.45
                                             ----------     ----------     ----------     ----------     ----------

Less distributions:
  From net investment income                         --             --             --             --          (0.01)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year               $     6.28     $     7.20     $     6.02     $     6.27     $     5.43
                                             ==========     ==========     ==========     ==========     ==========

Total return (b)                                (12.78%)        19.60%         (3.99%)        15.47%          8.89%
                                             ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's)            $   22,747     $   28,970     $   28,773     $   31,361     $   12,867
                                             ==========     ==========     ==========     ==========     ==========

Ratio of operating expenses to
  average net assets after
  reimbursement/waiver of fees                    1.24%          1.21%          1.21%          1.36%          1.37%

Ratio of operating expenses to
  average net assets before
  reimbursement/waiver of fees                    1.24%          1.21%          1.32%          1.36%          1.37%

Ratio of net investment loss
  to average net assets after
  reimbursement/waiver of fees                   (0.23%)        (0.48%)        (0.62%)        (0.56%)        (0.75%)

Portfolio turnover rate                             64%            49%            76%            60%            67%

(a) Net investment loss per share is based on average shares outstanding during the period.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

================================================================================================================================
MONTEAGLE SELECT VALUE FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      YEAR            YEAR       EIGHT MONTHS          YEAR             YEAR             YEAR
                                     ENDED           ENDED           ENDED            ENDED            ENDED            ENDED
                                   AUGUST 31,      AUGUST 31,      AUGUST 31,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                      2008            2007          2006 (a)           2005             2004             2003
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of period              $    15.67      $    14.02      $    13.48       $    13.51       $    11.84       $     8.95
                                   ----------      ----------      ----------       ----------       ----------       ----------
Income (loss) from
  investment operations:
  Net investment income                  0.13            0.13            0.12(b)          0.11(b)          0.12(b)          0.14(b)
  Net realized and
    unrealized gains (losses)
    on investments                      (2.11)           1.98            0.50             0.08             1.67             2.90
                                   ----------      ----------      ----------       ----------       ----------       ----------
Total from investment
   operations                           (1.98)           2.11            0.62             0.19             1.79             3.04
                                   ----------      ----------      ----------       ----------       ----------       ----------
Less distributions:
  From net investment
    income                              (0.12)          (0.15)          (0.08)           (0.11)           (0.12)           (0.15)
  From net realized gains
    on investments                      (1.94)          (0.31)             --            (0.11)              --               --
                                   ----------      ----------      ----------       ----------       ----------       ----------
Total distributions                     (2.06)          (0.46)          (0.08)           (0.22)           (0.12)           (0.15)
                                   ----------      ----------      ----------       ----------       ----------       ----------
Net asset value at
  end of period                    $    11.63      $    15.67      $    14.02       $    13.48       $    13.51       $    11.84
                                   ==========      ==========      ==========       ==========       ==========       ==========

Total return (c)                      (14.01%)         15.21%           4.60%(d)         1.45%           15.18%           34.24%
                                   ==========      ==========      ==========       ==========       ==========       ==========
Net assets at end
  of period (000's)                $   11,502      $   13,628      $   16,065       $   16,120       $    7,763       $    3,985
                                   ==========      ==========      ==========       ==========       ==========       ==========
Ratio of operating expenses
  to average net assets
  after reimbursement/
  waiver of fees                        1.26%           1.22%           1.26%(e)         1.26%            1.17%            1.25%
Ratio of operating expenses
  to average net assets
  before reimbursement/
  waiver of fees                        1.26%           1.22%           1.49%(e)         1.66%            1.78%            3.87%
Ratio of net investment
  income to average net assets
  after reimbursement/
  waiver of fees                        1.00%           0.82%           1.25%(e)         0.93%            0.98%            1.44%
Portfolio turnover rate                   71%             88%             31%              71%              69%              26%

(a)   Fund changed fiscal year end to August 31.

(b) Net investment income per share is based on average shares outstanding during the period.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of the financial statements.

===================================================================================================================
MONTEAGLE VALUE FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                             AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of year                          $    19.44     $    16.55     $    15.43     $    12.16     $    10.92
                                             ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income                            0.07           0.20           0.19 (a)       0.15           0.10
  Net realized and unrealized
    gains (losses) on investments                 (0.97)          2.98           1.07           3.16           1.33
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations                  (0.90)          3.18           1.26           3.31           1.43
                                             ----------     ----------     ----------     ----------     ----------

Less distributions:
  From net investment income                      (0.11)         (0.29)         (0.14)         (0.04)         (0.10)
  From net realized gains
    on investments                                (1.76)            --             --             --          (0.09)
                                             ----------     ----------     ----------     ----------     ----------
Total distributions                               (1.87)         (0.29)         (0.14)         (0.04)         (0.19)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year               $    16.67     $    19.44     $    16.55     $    15.43     $    12.16
                                             ==========     ==========     ==========     ==========     ==========

Total return (b)                                 (5.14%)        19.40%          8.25%         27.30%         13.10%
                                             ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's)            $   19,417     $   23,094     $   20,893     $   20,123     $   16,328
                                             ==========     ==========     ==========     ==========     ==========

Ratio of operating expenses to
  average net assets after
  reimbursement/waiver of fees                    1.25%          1.22%          1.23%          1.37%          1.36%

Ratio of operating expenses to
  average net assets before
  reimbursement/waiver of fees                    1.25%          1.22%          1.35%          1.37%          1.36%

Ratio of net investment income to
  average net assets after
  reimbursement/waiver of fees                    0.40%          1.07%          1.14%          1.07%          0.85%

Portfolio turnover rate                              0%            31%            28%            25%            35%

(a) Net investment income per share is based on average shares outstanding during the period.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

================================================================================
MONTEAGLE INFORMED INVESTOR GROWTH FUND
FINANCIAL HIGHLIGHTS
================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                   PERIOD
                                                                    ENDED
                                                                  AUGUST 31,
                                                                   2008 (a)
--------------------------------------------------------------------------------

Net asset value at beginning of period                           $    10.00
                                                                 ----------

Loss from investment operations:
  Net investment loss                                                 (0.02)
  Net realized and unrealized losses on investments                   (1.16)
                                                                 ----------
Total from investment operations                                      (1.18)
                                                                 ----------

Net asset value at end of period                                 $     8.82
                                                                 ==========

Total return (b)                                                    (11.80%)(c)
                                                                 ==========

Net assets at end of period (000's)                              $    9,177
                                                                 ==========

Ratio of operating expenses to average net assets                     1.27%(d)

Ratio of net investment loss to average net assets                   (0.60%)(d)

Portfolio turnover rate                                                157%(c)

(a) Represents the period from the initial public offering (April 3, 2008) through August 31, 2008.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of the financial statements.

================================================================================
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2008
================================================================================

1.    ORGANIZATION

Monteagle Funds ("the Trust") was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds. The Trust changed its name to Monteagle Funds in July, 2006.

The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in its series. The Trust currently consists of the following series:

      Monteagle Fixed Income Fund
      Monteagle  Quality Growth Fund (formerly  known as Memorial  Growth Equity
      Fund)
      Monteagle Large Cap Growth Fund
      Monteagle Select Value Fund (formerly known as Memorial Value Equity Fund) Monteagle Value Fund
      Monteagle Informed Investor Growth Fund (each a "Fund" and collectively the "Funds").

Each Fund is a diversified series of Monteagle Funds. The principal investment objective of Monteagle Fixed Income Fund ("Fixed Income Fund") is total return. The principal investment objective of each of Monteagle Quality Growth Fund ("Quality Growth Fund"), Monteagle Large Cap Growth Fund ("Large Cap Growth Fund"), Monteagle Select Value Fund ("Select Value Fund"), Monteagle Value Fund ("Value Fund") and Monteagle Informed Investor Growth Fund ("Informed Investor Growth Fund") is long-term capital appreciation.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITIES VALUATION -- Securities, other than short-term securities, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund's business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect their values as quoted by dealers who make markets in those securities or by an independent pricing source. In the absence of readily available market quotations, securities are valued at fair value pursuant to procedures adopted by the Board of Trustees. At August 31, 2008, no securities were valued at fair value. Securities with maturities of 60 days or less are valued at amortized cost. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

SHARE VALUATION -- Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

================================================================================
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date and realized gains and losses on investments sold are determined on a specific identification basis.

INTEREST AND DIVIDEND INCOME -- Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions of net investment income to shareholders are declared daily and paid monthly by Fixed Income Fund. Net investment income distributions, if any, for Quality Growth Fund, Large Cap Growth Fund, Select Value Fund, Value Fund and Informed Investor Growth Fund are declared and paid quarterly at the discretion of each Fund's adviser. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

The tax character of distributions paid during the year ended August 31, 2008 was as follows:

                                     ORDINARY       LONG-TERM
                                      INCOME       CAPITAL GAIN         TOTAL
--------------------------------------------------------------------------------
Fixed Income                        $1,296,394       $       --       $1,296,394
Select Value Fund                      571,431        1,233,026        1,804,457
Value Fund                             909,651        1,297,806        2,207,457
--------------------------------------------------------------------------------

The tax character of distributions paid during the year ended August 31, 2007 was as follows:

                                     ORDINARY       LONG-TERM
                                      INCOME       CAPITAL GAIN         TOTAL
--------------------------------------------------------------------------------
Fixed Income                        $1,460,657       $       --       $1,460,657
Select Value Fund                      274,744          139,646          414,390
Value Fund                             358,645               --          358,645
--------------------------------------------------------------------------------

Quality Growth Fund, Large Cap Growth Fund and Informed Investor Growth Fund paid no distributions during the years ended August 31, 2008 and August 31, 2007.

ESTIMATES -- These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

================================================================================
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

SECURITY LOANS -- The Funds may receive fees or retain a portion of interest on the securities or cash received as collateral for lending securities. A Fund also continues to receive interest or dividends on the securities loaned. Securities loaned are secured by collateral whose fair value must always exceed the market value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan is reflected in the net asset value of the Funds. The Funds have the right under the security lending agreement to recover the securities from the borrower on demand. There were no securities loaned at August 31, 2008.

COMMON EXPENSES -- Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

3.    ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

Parkway Advisors, L.P. ("Parkway") and Nashville Capital Corporation ("Nashville Capital"), (each an "Adviser" and, collectively, the "Advisers") serve as the investment advisers to the Funds. Parkway is the Adviser for Quality Growth Fund and Select Value Fund and Nashville Capital is the Adviser for Fixed Income Fund, Large Cap Growth Fund, Value Fund and Informed Investor Growth Fund. Subject to the general oversight of the Board of Trustees, the Advisers are responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds and advising the Board of Trustees on the selection of sub-advisers. Each Fund is authorized to pay its Adviser a fee based on average daily net assets at the following annual rates:

                                                                                   INFORMED
                                   FIXED   QUALITY   LARGE CAP  SELECT             INVESTOR
                                  INCOME    GROWTH    GROWTH    VALUE     VALUE     GROWTH
ASSETS                             FUND      FUND      FUND      FUND      FUND      FUND
------------------------------------------------------------------------------------------
Up to and
   including $25 million          0.965%     1.20%     1.20%     1.20%     1.20%     1.20%
From $25 up to and
   including $50 million          0.965%    1.115%    1.115%    1.115%    1.115%    1.115%
From $50 up to and
   including $100 million         0.845%    0.975%    0.975%    0.975%    0.975%    0.975%
Over $100 million                 0.775%    0.875%    0.875%    0.875%    0.875%    0.875%

Under the terms of the Funds' advisory agreement, the Advisers oversee the management of each Fund's investments and pay all of the operating expenses of each Fund except: (i) costs of membership in trade associations; (ii) any expenses recouped by the Advisers; (iii) SEC registration fees and related expenses; (iv) any non-interested Trustee fees; (v) costs of travel for non-interested Trustees; (vi) costs associated with seminars, conventions or trade education for

================================================================================
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

non-interested Trustees; (vii) 50% of the compensation amount approved by Trustees specifically for the Chief Compliance Officer's services for the Trust attributable to the Funds managed by the Advisers; and (viii) any extraordinary Trust expenses.

For the year ended August 31, 2008, the amounts earned by and payable to the Advisers were as follows:

                                                                    ADVISORY
                                                   ADVISORY       FEES PAYABLE
                                                 FEES EARNED     AS OF 8/31/2008
--------------------------------------------------------------------------------
Fixed Income Fund                               $    318,232      $     26,400
Quality Growth Fund                             $    179,833      $     14,478
Large Cap Growth Fund                           $    317,037      $     23,185
Select Value Fund                               $    147,621      $     11,578
Value Fund                                      $    253,154      $     19,668
Informed Investor Growth Fund                   $     41,895      $      9,554

FIXED INCOME FUND -- Nashville Capital has retained Howe & Rusling Inc. ("H&R") to serve as the sub-adviser to Fixed Income Fund. Nashville Capital has agreed to pay H&R an annual advisory fee of 0.30% of average daily net assets up to $25 million, 0.25% of such assets from $25 million up to $50 million, and 0.20% of such assets over $50 million.

QUALITY GROWTH FUND -- Parkway has retained Davis Hamilton Jackson & Associates ("DHJA") to serve as the sub-adviser to Quality Growth Fund. Parkway has agreed to pay DHJA an annual advisory fee of 0.30% of average daily net assets.

LARGE CAP GROWTH FUND -- Nashville Capital has retained Northstar Capital Management ("Northstar") to serve as the sub-adviser to Large Cap Growth Fund. Nashville Capital has agreed to pay Northstar an annual advisory fee of 0.50% of average daily net assets.

VALUE FUND -- Nashville Capital has retained Robinson Investment Group, Inc. ("Robinson") to serve as the sub-adviser to Value Fund. Nashville Capital has agreed to pay Robinson an annual advisory fee of 0.60% of average daily net assets up to $25 million, 0.45% of such assets from $25 million up to $50 million, 0.35% of such assets from $50 million up to $100 million, and 0.30% of such assets over $100 million.

INFORMED INVESTOR GROWTH FUND -- Nashville Capital has retained T.H. Fitzgerald & Co. ("T.H. Fitzgerald") to serve as the sub-adviser to Informed Investor
Growth Fund. Nashville Capital has agreed to pay T.H. Fitzgerald an annual advisory fee of 0.65% of average daily net assets up to $25 million, 0.60% of such assets from $25 million up to $50 million, 0.50% of such assets from $50 million up to $100 million, and 0.40% of such assets over $100 million.

Two officers of Parkway are also officers of the Trust; one of them is also an interested Trustee.

================================================================================
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

MUTUAL FUND SERVICES AGREEMENT

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, fund accounting and pricing, and transfer agent and shareholder services to the Funds. For these services, Ultimus receives an annual base fee of $250,000, plus an asset-based fee at the annual rate of 0.15% of the Funds' aggregate average daily net assets from $200 million to $300 million; 0.125% of such assets from $300 million to $400 million; and 0.10% of such assets in excess of $400 million. The fees payable to Ultimus are paid by the Advisers (not the Funds).

DISTRIBUTION AGREEMENT

Pursuant to the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the "Distributor") serves as the Funds' principal underwriter. The Distributor receives annual compensation of $6,000 for such services. The fees payable to the Distributor are paid by the Advisers (not the Funds).

COMPLIANCE SERVICES

An employee of Parkway is the Chief Compliance Officer (the "CCO") of the Trust. The CCO provides ongoing regulatory compliance consulting, monitoring and reporting services for the Trust. Effective January 11, 2008, each Fund pays $5,000 annually to Parkway for providing CCO services.

4.    SECURITIES TRANSACTIONS

During the year ended August 31, 2008, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

                                                                                                       INFORMED
                              FIXED        QUALITY        LARGE CAP       SELECT                       INVESTORS
                             INCOME         GROWTH         GROWTH         VALUE          VALUE          GROWTH
                              FUND           FUND           FUND           FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------
Purchases of
  investment securities    $ 5,747,244    $ 4,061,493    $16,601,310    $ 8,262,011    $        --    $20,799,088
                           ===========    ===========    ===========    ===========    ===========    ===========
Proceeds from sales of
  investment securities    $ 4,090,668    $ 3,774,562    $18,068,336    $ 9,037,042    $ 2,243,337    $11,119,401
                           ===========    ===========    ===========    ===========    ===========    ===========

5.    TAX MATTERS

It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

================================================================================
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The tax character of distributable earnings (deficit) at August 31, 2008 was as follows:

                                                                                                         INFORMED
                           FIXED         QUALITY         LARGE CAP        SELECT                         INVESTORS
                          INCOME          GROWTH          GROWTH          VALUE           VALUE           GROWTH
                           FUND            FUND            FUND            FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------------------
Accumulated
  undistributed
  ordinary income       $        --     $        --     $        --     $    28,635     $    22,200     $        --
Capital loss
  carryforwards          (1,482,725)     (2,724,059)     (4,812,876)             --              --              --
Post-October losses              --        (217,829)       (261,358)       (208,268)       (655,690)     (1,282,654)
Net unrealized
  appreciation
  (depreciation)             95,644       1,107,809       2,373,826        (582,632)      6,353,691           7,002
                        -----------     -----------     -----------     -----------     -----------     -----------
Total distributable
  earnings (deficit)    $(1,387,081)    $(1,834,079)    $(2,700,408)    $  (762,265)    $ 5,720,201     $(1,275,652)
                        ===========     ===========     ===========     ===========     ===========     ===========

As of August 31, 2008, the following Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

                                            AMOUNT         EXPIRATION DATE
--------------------------------------------------------------------------------
Fixed Income Fund                        $   367,674             2009
                                             100,359             2010
                                             698,715             2012
                                              86,568             2013
                                             168,181             2015
                                              61,228             2016
                                         -----------
                                         $ 1,482,725
                                         ===========

Quality Growth Fund                      $   234,908             2009
                                           1,658,403             2010
                                             471,453             2011
                                             296,216             2012
                                              63,079             2016
                                         -----------
                                         $ 2,724,059
                                         ===========

================================================================================
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

                                            AMOUNT         EXPIRATION DATE
--------------------------------------------------------------------------------
Large Cap Growth Fund                    $ 2,182,811             2011
                                           2,165,647             2012
                                             309,209             2013
                                             155,209             2014
                                         -----------
                                         $ 4,812,876
                                         ===========

Large Cap Growth Fund utilized capital loss carryforwards of $148,952 during the year ended August 31, 2008.

In addition, Quality Growth Fund, Large Cap Growth Fund, Select Value Fund, Value Fund and Informed Investor Growth Fund had realized capital losses of $217,829, $261,358, $208,268, $655,690 and $1,282,654, respectively, during the period November 1, 2007 through August 31, 2008, which are treated for federal income tax purposes as arising during the Funds' tax year ending August 31, 2009. These "post-October losses" may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

The following information is based upon the federal income tax cost of the investment securities as of August 31, 2008:

                                                                                                            INFORMED
                         FIXED          QUALITY          LARGE CAP         SELECT                           INVESTORS
                        INCOME           GROWTH           GROWTH           VALUE            VALUE            GROWTH
                         FUND             FUND             FUND             FUND             FUND             FUND
----------------------------------------------------------------------------------------------------------------------
Federal tax cost     $ 32,831,541     $ 13,114,320     $ 20,376,799     $ 12,065,340     $ 13,037,294     $  9,360,844
                     ============     ============     ============     ============     ============     ============
Gross unrealized
   appreciation      $    396,067     $  2,041,352     $  3,180,877     $    826,109     $  6,794,871     $    344,985
Gross unrealized
   depreciation          (300,423)        (933,543)        (807,051)      (1,408,741)        (441,180)        (337,983)
                     ------------     ------------     ------------     ------------     ------------     ------------
Net unrealized
   appreciation
   (depreciation)    $     95,644     $  1,107,809     $  2,373,826     $   (582,632)    $  6,353,691     $      7,002
                     ============     ============     ============     ============     ============     ============

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Quality Growth Fund and Informed Investors Growth Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales.

For the year ended August 31, 2008, Quality Growth Fund, Large Cap Growth Fund and Informed Investor Growth Fund reclassified $8,062, $62,258 and $21,187, respectively, of net investment loss against paid-in capital on the Statements of Assets and Liabilities. Additionally, Value Fund reclassified $36 of distributions in excess of net realized gains against undistributed net investment

================================================================================
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

income on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

Effective February 29, 2008, the Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes," a clarification of FASB No. 109, "Accounting for Income Taxes." FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Funds' net assets or results of operations.

As of and during the year ended August 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. Additionally, during the year ended August 31, 2008, the Funds did not incur any interest or penalties.

6.    CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund under
Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2008, the following shareholders held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund:

                                                             PERCENT OWNED AS OF
                                        SHAREHOLDER            AUGUST 31, 2008
--------------------------------------------------------------------------------
Fixed Income Fund               Farmers and Merchant Corp.            62%
                                Hubco Regions Financial Corp.         36%

Quality Growth Fund             Charles Schwab & Co., Inc.            52%
                                Hubco Regions Financial Corp.         33%

Large Cap Growth Fund           Farmers and Merchant Corp.            97%

Select Value Fund               Hubco Regions Financial Corp.         83%

Value Fund                      Farmers and Merchant Corp.            91%

Informed Investors Growth Fund  Farmers and Merchant Corp.            98%

7.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

================================================================================
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

8.    SECTOR RISK

When the Funds emphasize one or more economic sectors, it may be more susceptible to the financial, market, or economic events affecting the particular issuers and industries in which they invest than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

9.    NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

================================================================================
MONTEAGLE FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

To The Shareholders and Board of Trustees of
Monteagle Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monteagle Funds (the "Funds"), comprising Monteagle Fixed Income Fund, Monteagle Quality Growth Fund, Monteagle Large Cap Growth Fund, Monteagle Select Value Fund, Monteagle Value Fund, and Monteagle Informed Investor Growth Fund as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods then ended for Monteagle Fixed Income Fund, Monteagle Quality Growth Fund, Monteagle Large Cap Growth Fund, Monteagle Select Value Fund, and Monteagle Value Fund and the statements of operations and changes in net assets and the financial highlights for the period April 3, 2008 (commencement of operations) through August 31, 2008 for Monteagle Informed Investor Growth Fund. These financial statements and financial highlights are the responsibility of Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to December 31, 2004 for Monteagle Quality Growth Fund and Monteagle Select Value Fund were audited by another independent accounting firm which expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting Monteagle Funds, as of August 31, 2008, the results of their operations for the period then ended, the changes in their net assets for each of the two periods then ended, and their financial highlights for each of the five periods then ended, in conformity with accounting principles generally accepted in the United States of America.


COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
October 20, 2008

================================================================================
MONTEAGLE FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

PROXY POLICIES -- The Trust has adopted Proxy Voting Polices and Procedures under which the Funds vote proxies related to securities held by the Funds. A description of the Funds' policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, or on the SEC website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, or on the SEC's website at http://www.sec.gov.

N-Q FILING -- The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov., or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

For the fiscal year ended August 31, 2008 certain dividends paid by Fixed Income Fund, Select Value Fund and Value Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $1,296,394, $571,431 and $909,651, respectively, as taxed at a maximum rate of 15%. Additionally, Select Value Fund and Value Fund intend to designate $1,233,026 and $1,297,806, respectively, as long-term gain distributions. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

================================================================================
MONTEAGLE FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (March 1, 2008) and held until the end of the period (August 31, 2008).

The tables that follow illustrate each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

================================================================================
MONTEAGLE FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

More information about the Funds' expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund's Prospectus.

FIXED INCOME FUND
--------------------------------------------------------------------------------
                                   BEGINNING        ENDING
                                 ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES PAID
                                 MARCH 1, 2008  AUGUST 31, 2008   DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $  997.60        $    5.07

Based on Hypothetical 5% Return
  (before expenses)                $1,000.00       $1,020.06        $    5.13
--------------------------------------------------------------------------------

* Expenses are equal to Fixed Income Fund's annualized expense ratio of 1.01% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

QUALITY GROWTH FUND
--------------------------------------------------------------------------------
                                   BEGINNING        ENDING
                                 ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES PAID
                                 MARCH 1, 2008  AUGUST 31, 2008   DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,008.30        $   6.41

Based on Hypothetical 5% Return
  (before expenses)                $1,000.00       $1,018.75        $   6.44
--------------------------------------------------------------------------------

* Expenses are equal to Quality Growth Fund's annualized expense ratio of 1.27% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
                                   BEGINNING        ENDING
                                 ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES PAID
                                 MARCH 1, 2008  AUGUST 31, 2008   DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $  981.20        $   6.23

Based on Hypothetical 5% Return
  (before expenses)                $1,000.00       $1,018.85        $   6.34
--------------------------------------------------------------------------------

* Expenses are equal to Large Cap Growth Fund's annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

================================================================================
MONTEAGLE FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

SELECT VALUE FUND
--------------------------------------------------------------------------------
                                   BEGINNING        ENDING
                                 ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES PAID
                                 MARCH 1, 2008  AUGUST 31, 2008   DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $  987.10        $   6.39

Based on Hypothetical 5% Return
   (before expenses)               $1,000.00       $1,018.70        $   6.50
--------------------------------------------------------------------------------

* Expenses are equal to Select Value Fund's annualized expense ratio of 1.28% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

VALUE FUND
--------------------------------------------------------------------------------
                                   BEGINNING        ENDING
                                 ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES PAID
                                 MARCH 1, 2008  AUGUST 31, 2008   DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $  983.20        $   6.28

Based on Hypothetical 5% Return
   (before expenses)               $1,000.00       $1,018.80        $   6.39
--------------------------------------------------------------------------------

* Expenses are equal to Value Fund's annualized expense ratio of 1.26% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

INFORMED INVESTOR GROWTH FUND
--------------------------------------------------------------------------------
                                   BEGINNING        ENDING
                                 ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES PAID
                                 MARCH 1, 2008  AUGUST 31, 2008   DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $  882.00        $   4.93

Based on Hypothetical 5% Return
   (before expenses)               $1,000.00       $1,015.39        $   5.28
--------------------------------------------------------------------------------

* Expenses are equal to Informed Investor Growth Fund's annualized expense ratio of 1.27% for the period, multiplied by the average account value over the period, multiplied by 151/366 (to reflect the period since inception).

================================================================================
MONTEAGLE FUNDS
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
================================================================================

The business and affairs of the Funds are managed under the direction of the Board of Trustees in compliance with the laws of the state of Delaware. The names of the Trustees and executive officers of the Trust, their position with the Trust, address, age and principal occupations during the past five years are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER
                                                                                                      OF TRUST            OTHER
                         POSITION      LENGTH                                                        PORTFOLIOS       DIRECTORSHIPS
NAME, ADDRESS            HELD WITH     OF TIME               PRINCIPAL OCCUPATION(S)                  OVERSEEN           HELD BY
AND AGE                    TRUST       SERVED                DURING THE PAST 5 YEARS                 BY TRUSTEE          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
CARL CLAYTON PETERSON*   President    Since        Parkway Advisors, L.P. CEO from 04/01 to              6                None
6550 Directors Pkwy,                  10/07/02     present; Parkway Advisors Group, Inc. and
Abilene, Texas 79606     Trustee      Since        Parkway Advisors Holdings, Inc. President from
Age 48                                11/29/02     04/01 to present; Directors Investment Group,
                                                   Inc., Director 04/03 to present.
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
LARRY JOE ANDERSON       Trustee      Since        Certified Public Accountant, Anderson & West,         6                None
4208 College Avenue,                  11/29/02     P.C. January 1985 to present.
Snyder, Texas 79549
Age 60
------------------------------------------------------------------------------------------------------------------------------------
BRIAN JOSEPH GREEN       Trustee      Since        Restauranteur, Cypress Street Station,                6                None
158 Cypress,                          11/29/02     February 1993 to present.
Abilene, Texas 79601
Age 50
------------------------------------------------------------------------------------------------------------------------------------
CHARLES MICHAEL KINARD   Trustee      Since        Retired; Senior Vice-President and Trust              6                None
1725 Richland Dr.,                    11/29/02     Officer, First National Bank of Abilene to
Abilene, Texas 79603                               December 1998.
Age 65
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Peterson, as an affiliated person of Parkway Advisors, L.P., is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

================================================================================
MONTEAGLE FUNDS
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED) (CONTINUED)
================================================================================

-----------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
-----------------------------------------------------------------------------------------------------------------------
                                  POSITION          LENGTH
NAME, ADDRESS                     HELD WITH        OF TIME                   PRINCIPAL OCCUPATION(S)
AND AGE                             TRUST           SERVED                   DURING THE PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
PAUL B. ORDONIO                  Vice             Since            Parkway Advisors, L.P., Vice President & Counsel
6550 Directors Parkway           President/       10/07/02         from 08/02 to present; Parkway Advisors Group,
Abilene, Texas 79606             Secretary/                        Inc., Vice President and Counsel from 08/02 to
Age 40                           Chief                             present; Aftermath Consulting, Inc., Director from
                                 Compliance                        05/02 to present; P.O. Properties, Inc., Vice
                                 Officer                           President from 06/99 to present; WordWise Document
                                                                   Services, LLC, President from 08/97 to present;
                                                                   Ordonio & Assoc., President from 11/97 to present.
-----------------------------------------------------------------------------------------------------------------------
ROBERT G. DORSEY                 Vice             Since            Ultimus Fund Solutions, LLC, Managing Director;
225 Pictoria Drive, Suite 450    President        02/2007          Ultimus Fund Distributiors, LLC, Managing Director.
Cincinnati, Ohio  45246
Age 51
-----------------------------------------------------------------------------------------------------------------------
MARK J. SEGER                    Treasurer        Since            Ultimus Fund Solutions, LLC, Managing Director;
225 Pictoria Drive, Suite 450                     02/2007          Ultimus Fund Distributiors, LLC, Managing Director.
Cincinnati, Ohio  45246
Age 46
-----------------------------------------------------------------------------------------------------------------------

================================================================================
MONTEAGLE FUNDS
BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR
MONTEAGLE LARGE CAP GROWTH FUND (UNAUDITED)
================================================================================

On April 17, 2008, the Board of Trustees (the "Board") of the Monteagle Funds (the "Trust") met and evaluated the Sub-Advisory Agreement between the Trust, Nashville Capital Corporation (the "Adviser") and Northstar Capital Management, Inc. ("Northstar") with respect to the Monteagle Large Cap Growth Fund (the "Large Cap Growth Fund"). The Independent Trustees requested and evaluated information they deemed reasonably necessary to their review process. The Board received information describing the services to be provided by Northstar, including information about (i) the nature, extent and quality of services to be provided by Northstar; (ii) the investment performance of the Large Cap Growth Fund measured against appropriate benchmarks; and (iii) general information about Northstar. The Independent Trustees met in executive session and were advised by experienced independent counsel throughout their deliberations. At its meeting, the Board considered:

NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed the functions performed by Northstar, the portfolio management team and support staff of Northstar. It was noted that Northstar had recently added investment, marketing and support staff to enhance its investment research and operational capabilities. The Board reviewed Northstar's investment strategy and process for the Large Cap Growth Fund, Northstar's financial condition and considered the quality of services provided. The Board also revisited information on the performance of the Large Cap Growth Fund and the performance information of a relevant securities index and a group of peer funds. The comparison revealed that the Large Cap Growth Fund has been managed with a long-term perspective and has been strictly managed within stated objectives and limitations to maintain the desired style; and, while the performance of the strategy has not led to performance better than the benchmarks, Northstar's long-term performance was consistent with the strategy of quality large cap selections. Based on the information provided and the Board's previous experience with Northstar, the Board concluded that the nature and extent of the services provided and to be provided by Northstar were appropriate and that the quality was acceptable.

FEES. The Board considered the subadvisory fee rates under the Sub-Advisory Agreement and noted that the fee rates have not changed. The Board concluded that the subadvisory fee was reasonable and appropriate in amount given the quality of services provided.

PROFITABILITY. The Board considered the profitability information provided by Northstar with respect to its fees received under the Sub-Advisory Agreement. The Board considered that the subadvisory fee rates were negotiated at arm's length between the Adviser and Northstar, and that Northstar is paid by the Adviser. The Board concluded that the profits realized by Northstar were not unreasonable.

ECONOMIES OF SCALE. The Board considered the extent to which economies of scale would be realized as the Large Cap Growth Fund grows and whether subadvisory fee levels reflect those economies of scale for the benefit of the Fund's investors. Following further discussion of the Large Cap Growth Fund's asset levels, expectations for growth, and fee levels, the Board determined that the Fund's fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Northstar.

================================================================================
MONTEAGLE FUNDS
BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR
MONTEAGLE LARGE CAP GROWTH FUND (UNAUDITED) (CONTINUED)
================================================================================

OTHER BENEFITS TO NORTHSTAR. The Board noted that Northstar has indicated that Northstar benefits as a result of its relationship with the Large Cap Growth Fund from the use of the Fund's brokerage under certain soft-dollar arrangements pursuant to which it receives research; and that, based on prior reviews, such arrangements are reasonable in relation to the research provided to Northstar.

Based upon these considerations, the Board, including all of the Independent Trustees voting separately, concluded that that the terms of the Sub-Advisory Agreement were fair and reasonable and that approval of the Agreement for an additional annual period was in the best interests of the Large Cap Growth Fund and its shareholders; that the services to be performed under the Sub-Advisory Agreement were services required for the operation of the Large Cap Growth Fund; that Northstar has provided satisfactory advisory services to the Large Cap Growth Fund in the past; and that the fees for the advisory services which Northstar will perform were within the range of what would have been negotiated at arm's length in light of the circumstances.

================================================================================
MONTEAGLE FUNDS
BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR
MONTEAGLE VALUE FUND (UNAUDITED)
================================================================================

On April 17, 2008, the Board of Trustees (the "Board") of the Monteagle Funds (the "Trust") met and evaluated the Sub-Advisory Agreement between the Trust, Nashville Capital Corporation (the "Adviser") and Robinson Investment Group ("Robinson") with respect to the Monteagle Value Fund (the "Value Fund"). The Independent Trustees requested and evaluated information they deemed reasonably necessary to their review process. The Board received information describing the services to be provided by Robinson, including information about (i) the nature, extent and quality of services to be provided by Robinson; (ii) the investment performance of the Value Fund measured against appropriate benchmarks; and (iii) general information about Robinson. The Independent Trustees met in executive session and were advised by experienced independent counsel throughout their deliberations. At its meeting, the Board considered:

NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed the functions performed by Robinson, the portfolio management team and support staff of Robinson, Robinson's investment strategy and process for the Value Fund, Robinson's financial condition and considered the quality of services provided. The Board also reviewed information on the performance of the Value Fund, along with the performance information of a relevant securities index and a group of peer funds. The comparison revealed that the Value Fund has been managed with a long-term perspective and has been strictly managed within stated objectives and limitations to maintain the desired style, and that Robinson's short and long-term performance was better than the benchmarks. Based on the information provided and the Board's previous experience with Robinson, the Board concluded that the nature and extent of the services provided and to be provided by Robinson were appropriate and that the quality was excellent.

FEES. The Board considered the subadvisory fee rates under the Sub-Advisory Agreement and noted that the fee rates have not changed. The Board concluded that the subadvisory fee was reasonable and appropriate in amount given the quality of services provided.

PROFITABILITY. The Board considered the profitability information provided by Robinson with respect to its fees received under the Sub-Advisory Agreement. The Board considered that the subadvisory fee rates were negotiated at arm's length between the Adviser and Robinson, and that Robinson is paid by the Adviser. The Board concluded that the profits realized by Robinson were not unreasonable.

ECONOMIES OF SCALE. The Board considered the extent to which economies of scale would be realized as the Value Fund grows and whether subadvisory fee levels reflect those economies of scale for the benefit of the Fund's investors. Following further discussion of the Value Fund's asset levels, expectations for growth and fee levels, the Board determined that the Value Fund's fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Robinson.

OTHER BENEFITS TO ROBINSON. The Board noted that Robinson has indicated that it does not believe it receives any fall-out benefits as a result of its relationship with the Value Fund. The Board also considered that Robinson has not entered into any soft-dollar arrangements on behalf of the Value Fund.

================================================================================
MONTEAGLE FUNDS
BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR
MONTEAGLE VALUE FUND (UNAUDITED) (CONTINUED)
================================================================================

Based upon these considerations, the Board, including all of the Independent Trustees voting separately, concluded that that the terms of the Sub-Advisory Agreement were fair and reasonable and that approval of the Agreement for an additional annual period was in the best interests of the Value Fund and its shareholders; that the services to be performed under the Sub-Advisory Agreement were services required for the operation of the Value Fund; that Robinson has provided satisfactory advisory services to the Value Fund in the past; and that the fees for the advisory services which Robinson will perform were within the range of what would have been negotiated at arm's length in light of the circumstances.

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


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

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                                MONTEAGLE FUNDS



                               THE MONTEAGLE FUNDS

                               INVESTMENT ADVISERS
                             Parkway Advisors, L.P.
                             6550 Directors Parkway
                              Abilene, Texas 79606

                          Nashville Capital Corporation
                         209 10th Ave. South, Suite 332
                               Nashville, TN 37203

                                   DISTRIBUTOR
                         Ultimus Fund Distributors, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                          TRANSFER AGENT, ADMINISTRATOR
                          & SHAREHOLDER SERVICING AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246


                                 (888) 263-5593
                             www.monteaglefunds.com


This report is submitted for the general information the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

--------------------------------------------------------------------------------

ITEM 2.     CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry J. Anderson. Mr. Anderson is "independent" for purposes of this Item.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $47,203 and $39,280 with respect to the registrant's fiscal years ended August 31, 2008 and 2007, respectively.

      (b) AUDIT-RELATED FEES. The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $4,500 and $0 with respect to the registrant's fiscal years ended August 31, 2008 and 2007, respectively. The services comprising these fees are the review of the registrant's dividend calculations.

      (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,800 and $7,500 with respect to the registrant's fiscal years ended August 31, 2008 and 2007, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
             (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) With respect to the fiscal years ended August 31, 2008 and 2007, aggregate non-audit fees of $10,800 and $7,500, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto


Exhibit 99.CODE ETH      Code of Ethics

Exhibit 99.CERT          Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT       Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Monteagle Funds
            --------------------------------------------------------------------

By (Signature and Title)*           /s/ Carl C. Peterson
                              --------------------------------------------------
                                    Carl C. Peterson, President

Date         November 4, 2008
        ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ Carl C. Peterson
                              --------------------------------------------------
                                    Carl C. Peterson, President

Date         November 4, 2008
        ----------------------------

By (Signature and Title)*           /s/ Mark J. Seger
                              --------------------------------------------------
                                    Mark J. Seger, Treasurer

Date         November 4, 2008
        ----------------------------

* Print the name and title of each signing officer under his or her signature.